Filed pursuant to Rule 497(e)
Registration No. 333-141382

Supplement No. 5
to
Prospectus Dated May 11, 2007

The date of this supplement is August 14, 2008

On August 11, 2008, Kohlberg Capital Corporation filed the attached
Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  For the quarterly period ended June 30, 2008

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  For the transition period from              to

Commission File No. 814-00735

Kohlberg Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	20-5951150
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

295 Madison Avenue, 6th Floor
New York, New York 10017
(Address of principal executive offices)

(212) 455-8300
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days:    Yes   ☒    No   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer” and “large accelerated filer” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer   ☐    Accelerated filer   ☒    Non-accelerated filer   ☐ Smaller reporting company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).    Yes   ☐    No   ☒

The number of outstanding shares of common stock of the registrant as of July 1, 2008 was 21,234,482.

PART I. Financial Information

Item 1.	Financial Statements

KOHLBERG CAPITAL CORPORATION

BALANCE SHEETS

	As of June 30, 2008	As of December 31, 2007
	(unaudited)
ASSETS
Investments at fair value:
Investments in debt securities (cost: 2008 – $401,253,551; 2007 – $423,439,764)	$380,692,261	$410,954,082
Investments in CLO fund securities managed by non-affiliates (cost: 2008 – $15,491,101; 2007– $15,385,580)	7,487,000	9,900,000
Investments in CLO fund securities managed by affiliate (cost: 2008 – $50,139,375; 2007 – $20,675,684)	49,356,236	21,120,000
Investments in equity securities (cost: 2008 – $5,096,298; 2007 - $5,043,950)	3,605,297	4,752,250
Investments in asset manager affiliates (cost: 2008 – $35,394,198; 2007 – $33,469,995)	65,210,050	58,585,360

Total investments at fair value	506,350,844	505,311,692
Cash and cash equivalents	14,291,881	12,088,529
Restricted cash	5,753,303	7,114,364
Interest and dividends receivable	4,255,203	5,592,637
Due from affiliates	317,664	540,773
Other assets	1,906,606	2,493,964

Total assets	$532,875,501	$533,141,959

LIABILITIES
Borrowings	230,000,000	255,000,000
Payable for open trades	11,232,952	5,905,000
Accounts payable and accrued expenses	3,813,765	6,141,892
Dividend payable	8,849,740	7,026,903

Total liabilities	$253,896,457	$274,073,795
Commitments and contingencies (note 8)

STOCKHOLDERS’ EQUITY
Common stock, par value $.01 per share, 100,000,000 common shares authorized; 21,334,732 and 21,234,482 common shares issued and outstanding at June 30, 2008 and 18,017,699 issued and outstanding at December 31, 2007	212,345	180,177
Capital in excess of par value	281,764,129	253,253,152
Distribution in excess of net investment income	(1,351,756)	(1,661,884)
Accumulated net realized losses	(621,993)	—
Net unrealized appreciation (depreciation) on investments	(1,023,681)	7,296,719

Total stockholders’ equity	278,979,044	259,068,164

Total liabilities and stockholders’ equity	$532,875,501	$533,141,959

NET ASSET VALUE PER SHARE	$13.14	$14.38

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Investment Income:
Interest from investments in debt securities	$7,464,325	$6,638,283	$17,164,160	$11,082,284
Interest from cash and cash equivalents	56,969	146,952	143,572	284,095
Dividends from investments in CLO fund securities managed by non-affiliates	2,211,687	1,053,731	3,749,894	2,169,286
Dividends from investments in CLO fund securities managed by affiliate	2,404,109	607,065	3,927,192	1,256,739
Dividends from affiliate asset manager	—	—	350,000	—
Capital structuring service fees	128,434	132,333	1,263,548	320,527

Total investment income	12,265,524	8,578,364	26,598,366	15,112,931

Expenses:
Interest and amortization of debt issuance costs	2,400,789	1,051,152	5,745,212	1,199,493
Compensation	1,531,876	916,523	2,708,715	1,734,186
Professional fees	303,426	955,342	920,074	1,378,728
Insurance	64,979	42,293	138,414	81,516
Administrative and other	305,794	320,423	651,021	619,705

Total expenses	4,606,864	3,285,733	10,163,436	5,013,628

Net Investment Income	7,658,660	5,292,631	16,434,930	10,099,303
Realized And Unrealized Gains (Losses) On Investments:
Net realized gains (losses) from investment transactions	104,320	133,227	(621,993)	219,462
Net change in unrealized gains (losses) on debt securities	(329,631)	(698,098)	(8,075,608)	104,893
Net change in unrealized losses on equity securities	(8,456)	—	(1,199,302)	—
Net change in unrealized gains on affiliate asset manager investments	823,747	12,332,741	4,700,487	21,415,851
Net change in unrealized losses on CLO fund securities managed by non-affiliates	(374,142)	(220,000)	(2,518,521)	(1,050,000)
Net change in unrealized gains (losses) on CLO fund securities managed by affiliate	(577,213)	100,000	(1,227,456)	100,000

Net realized and change in unrealized gains (losses) on investments	(361,375)	11,647,870	(8,942,393)	20,790,206

Net Increase In Stockholders’ Equity Resulting From Operations	$7,297,285	$16,940,501	$7,492,537	$30,889,509

Earnings per Common Share—Basic	$0.36	$0.94	$0.39	$1.72
Earnings per Common Share — Diluted	$0.36	$0.94	$0.39	$1.71
Net Investment Income Per Common Share—Basic and Diluted	$0.38	$0.29	$0.86	$0.56
Net Investment Income and Net Realized Gains (Losses) Per Common Share—Basic and Diluted	$0.38	$0.30	$0.82	$0.57
Weighted Average Shares of Common Stock Outstanding—Basic	20,302,781	17,960,502	19,188,862	17,953,457
Weighted Average Shares of Common Stock Outstanding—Diluted	20,322,611	18,072,364	19,198,777	18,014,173

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

	Six Months Ended June 30,
	2008	2007
Operations:
Net investment income	$16,434,930	$10,099,303
Net realized gains (losses) from investment transactions	(621,993)	219,462
Net change in unrealized gains (losses) on investments	(8,320,400)	20,570,744

Net increase in net assets resulting from operations	7,492,537	30,889,509

Shareholder distributions:
Dividends from net investment income	(16,124,802)	(10,099,303)
Dividends in excess of net investment income (loss)	—	(1,171,828)
Distributions from realized gains	—	(220,539)

Net decrease in net assets resulting from shareholder distributions	(16,124,802)	(11,491,670)

Capital share transactions:
Issuance of common stock under dividend reinvestment plan	1,292,625	306,348
Issuance of common stock	26,925,213	—
Stock based compensation	325,307	305,600

Net increase in net assets resulting from capital share transactions	28,543,145	611,948

Net assets at beginning of period	259,068,164	256,400,423

Net assets at end of period (including accumulated distributions in excess of net investment income of $1,351,756 and $682,365 in 2008 and 2007, respectively)	$278,979,044	$276,410,211

Net asset value per common share	$13.14	$15.39
Common shares outstanding at end of period	21,234,482	17,963,525

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

(unaudited)

	Six Months Ended June 30,
	2008	2007
OPERATING ACTIVITIES:
Net increase in stockholders’ equity resulting from operations	$7,492,537	$30,889,509
Adjustments to reconcile net increase in stockholders’ equity resulting from operations:
Net realized loss (gain) on investment transactions	621,993	(219,462)
Net unrealized loss (gain) on investments	8,320,400	(20,570,744)
Net accretion of discount on securities	(971,885)	(81,619)
Purchases of investments	(58,437,814)	(162,924,848)
Payment-in-kind interest	(662,223)	(137,305)
Proceeds from sale and redemption of investments	55,418,329	45,922,295
Stock based compensation expense	325,307	305,600
Changes in operating assets and liabilities:
Decrease (increase) in interest and dividends receivable	1,337,434	(3,360,587)
Decrease (increase) in other assets	587,358	(1,341,073)
Decrease (increase) in due from affiliate	223,109	(566,963)
Decrease in due to affiliate	—	(87,832)
(Decrease) increase in accounts payable and accrued expenses	(2,328,127)	1,576,641

Net cash provided by (used in) operating activities	11,926,418	(110,596,388)

FINANCING ACTIVITIES:
Issuance of common stock	26,925,213	—
Dividends paid in cash	(13,009,340)	(4,898,087)
Borrowings (repayment) of debt	(25,000,000)	100,000,000
Decrease (increase) in restricted cash	1,361,061	(2,753,263)

Net cash provided by (used in) financing activities	(9,723,066)	92,348,650

CHANGE IN CASH AND CASH EQUIVALENTS	2,203,352	(18,247,738)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	12,088,529	32,404,493

CASH AND CASH EQUIVALENTS, END OF PERIOD	$14,291,881	$14,156,755

Supplemental Information:
Interest paid during the period	$4,753,989	$618,528
Non-cash dividends paid during the period under dividend reinvestment plan	$1,292,625	$306,348
Cash restricted during the period under terms of secured revolving credit facility	$5,732,180	$2,737,856

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

SCHEDULES OF INVESTMENTS

As of June 30, 2008

(unaudited)

Debt Securities and Bond Portfolio

Portfolio Company / Principal Business	Investment Interest Rate¹ /Maturity	Principal	Cost	Value²
Advanced Lighting Technologies, Inc.[6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan – Term Loan (First Lien) 5.2%, Due 6/13	$1,965,463	$1,965,463	$1,965,463

Advanced Lighting Technologies, Inc.[6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan – Deferred Draw Term Loan (First Lien) 5.2%, Due 6/13	358,617	350,356	358,617

Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan – Revolving Loan 5.5%, Due 6/13	—	—	—

Advanced Lighting Technologies, Inc.[6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan – Second Lien Term Loan Note 8.5%, Due 6/14	5,000,000	5,000,000	5,000,000

Aero Products International, Inc.[6] Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan – Term Loan 6.4%, Due 4/12	3,118,560	3,118,560	3,118,560

Aerostructures Acquisition LLC[6] Aerospace and Defense	Senior Secured Loan – Delayed Draw Term Loan 5.7%, Due 3/13	500,000	500,000	500,000

Aerostructures Acquisition LLC[6] Aerospace and Defense	Senior Secured Loan – Term Loan 5.8%, Due 3/13	6,256,250	6,256,250	6,256,250

AGA Medical Corporation[6] Healthcare, Education and Childcare	Senior Secured Loan – Tranche B Term Loan 4.7%, Due 4/13	3,832,209	3,829,612	3,678,921

AGS LLC[6] Hotels, Motels, Inns, and Gaming	Senior Secured Loan – Delayed Draw Term Loan 5.5%, Due 5/13	444,280	438,420	422,066

AGS LLC[6] Hotels, Motels, Inns, and Gaming	Senior Secured Loan – Initial Term Loan 5.5%, Due 5/13	3,175,402	3,133,518	3,016,632

AmerCable Incorporated [6] Machinery (Non–Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan – Initial Term Loan 6.4%, Due 6/14	5,930,063	5,930,063	5,930,063

Astoria Generating Company Acquisitions, LLC[6] Utilities	Junior Secured Loan – Second Lien Term Loan C 6.6%, Due 8/13	4,000,000	4,045,065	3,875,000

Atlantic Marine Holding Company[6] Cargo Transport	Senior Secured Loan – Term Loan 6.0%, Due 3/14	1,730,705	1,740,895	1,722,046

Aurora Diagnostics, LLC[6] Healthcare, Education and Childcare	Senior Secured Loan – Tranche A Term Loan (First Lien) 7.0%, Due 12/12	4,411,091	4,371,841	4,371,841

Awesome Acquisition Company (CiCi’s Pizza)[6] Personal, Food and Miscellaneous Services	Junior Secured Loan – Term Loan (Second Lien) 7.8%, Due 6/14	4,000,000	3,975,510	3,820,000

Debt Securities and Bond Portfolio

Portfolio Company / Principal Business	Investment Interest Rate¹ /Maturity	Principal	Cost	Value²
AZ Chem US Inc.[6] Chemicals, Plastics and Rubber	Junior Secured Loan - Second Lien Term Loan 8.2%, Due 2/14	$4,000,000	$3,960,094	$3,220,000

Bankruptcy Management Solutions, Inc.[6] Diversified/Conglomerate Service	Senior Secured Loan - First Lien Term Loan 6.5%, Due 7/12	1,965,000	1,975,703	1,852,013

Bankruptcy Management Solutions, Inc.[6] Diversified/Conglomerate Service	Junior Secured Loan - Loan (Second Lien) 8.7%, Due 7/13	2,456,250	2,489,685	1,915,875

Bay Point Re Limited[3,6] Insurance	Senior Secured Loan - Loan 7.2%, Due 12/10	140,000	140,758	140,000

Bicent Power LLC[6] Utilities	Junior Secured Loan - Advance (Second Lien) 6.8%, Due 12/14	4,000,000	4,000,000	3,730,000

BP Metals, LLC[6] Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan - First Lien Term Loan (June 2008) 11.8%, Due 6/13	5,000,000	5,000,000	5,000,000

Caribe Information Investments Incorporated [6] Printing and Publishing	Senior Secured Loan - Term Loan 5.0%, Due 3/13	1,707,996	1,701,217	1,528,657

Cast & Crew Payroll, LLC (Payroll Acquisition)[6] Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan - Initial Term Loan 5.8%, Due 9/12	10,608,400	10,643,466	10,608,400

CEI Holdings, Inc. (Cosmetic Essence)[6] Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan - Term Loan 4.9%, Due 3/14	1,698,723	1,615,524	1,528,851

Centaur, LLC[6] Hotels, Motels, Inns, and Gaming	Senior Secured Loan - Term Loan (First Lien) 6.8%, Due 10/12	4,122,807	4,074,769	3,978,509

Centaur, LLC[6] Hotels, Motels, Inns, and Gaming	Senior Secured Loan - Delayed Draw Term Loan 6.8%, Due 10/12	—	—	—

Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	Mezzanine Investment - Senior Subordinated Notes 15.5%, Due 6/13	10,360,491	10,194,798	9,324,442

Clarke American Corp.[6] Printing and Publishing	Senior Secured Loan - Tranche B Term Loan 5.3%, Due 6/14	2,970,000	2,970,000	2,524,500

Clayton Holdings, Inc[6] Finance	Senior Secured Loan - Term Loan 5.5%, Due 12/11	298,714	299,747	298,714

CoActive Technologies, Inc.[6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan - Term Loan (First Lien) 5.8%, Due 7/14	3,980,000	3,962,521	3,962,521

CoActive Technologies, Inc.[6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan - Term Loan (Second Lien) 9.6%, Due 1/15	2,000,000	1,963,977	1,963,977

Coastal Concrete Southeast, LLC Buildings and Real Estate [4]	Mezzanine Investment - Mezzanine Term Loan 10.0%, Due 3/13	8,454,087	8,084,396	7,608,679

Debt Securities and Bond Portfolio

Portfolio Company / Prinicipal Business	Investment Interest Rate¹ /Maturity	Principal	Cost	Value²
Cooper-Standard Automotive Inc[6] Automobile	Senior Unsecured Bond 8.4%, Due 12/14	$4,000,000	$3,196,812	$2,940,000

DaimlerChrysler Financial Services Americas LLC[6] Finance	Senior Secured Loan - Term Loan (First Lien) 6.8%, Due 8/12	3,979,975	3,709,025	3,295,897

Dealer Computer Services, Inc. (Reynolds & Reynolds)[6] Electronics	Junior Secured Loan - Term Loan (Second Lien) 8.3%, Due 10/13	1,000,000	1,008,726	990,000

Dealer Computer Services, Inc. (Reynolds & Reynolds)[6] Electronics	Junior Secured Loan - Term Loan (Third Lien) 10.3%, Due 4/14	5,500,000	5,462,361	5,462,361

Delta Educational Systems, Inc.[6] Healthcare, Education and Childcare	Senior Secured Loan - Term Loan 8.3%, Due 6/12	2,812,107	2,812,107	2,798,047

Dresser, Inc.[6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan - Term Loan (Second Lien) 8.5%, Due 5/15	3,000,000	2,961,813	2,888,760

DRI Holdings, Inc.[6] Healthcare, Education and Childcare	Junior Secured Loan - US Term Loan (Second Lien) 9.1%, Due 7/15	6,000,000	5,366,194	5,700,000

Edgestone CD Acquisition Corp. (Custom Direct)[6] Printing and Publishing	Senior Secured Loan - Term Loan (First Lien) 5.6%, Due 12/13	4,478,476	4,483,286	4,478,476

Edgestone CD Acquisition Corp. (Custom Direct)[6] Printing and Publishing	Junior Secured Loan - Loan (Second Lien) 8.8%, Due 12/14	5,000,000	5,000,000	5,000,000

eInstruction Corporation[6] Healthcare, Education and Childcare	Senior Secured Loan - Initial Term Loan 6.5%, Due 7/13	4,945,087	4,945,087	4,945,087

eInstruction Corporation[6] Healthcare, Education and Childcare	Junior Secured Loan - Term Loan (Second Lien) 14.0%, Due 7/14	10,000,000	10,000,000	10,000,000

Emerson Reinsurance Ltd.[3] Insurance	Senior Secured Loan - Series C Loan 8.1%, Due 12/11	1,000,000	1,000,000	1,000,000

Endeavor Energy Resources, L.P.[6] Oil and Gas	Junior Secured Loan - Second Lien Term Loan 7.0%, Due 3/12	4,000,000	4,000,000	4,000,000

Fasteners For Retail, Inc.[6] Diversified/Conglomerate Manufacturing	Senior Secured Loan - Term Loan 7.2%, Due 12/12	4,343,250	4,350,318	4,299,817

FD Alpha Acquisition LLC (Fort Dearborn)[6] Printing and Publishing	Senior Secured Loan - US Term Loan 5.5%, Due 11/12	1,866,729	1,726,531	1,838,728

First American Payment Systems, L.P.[6] Finance	Senior Secured Loan - Term Loan 5.6%, Due 10/13	3,642,000	3,642,000	3,550,950

Debt Securities and Bond Portfolio

Portfolio Company / Prinicipal Business	Investment Interest Rate¹ /Maturity	Principal	Cost	Value²
Flatiron Re Ltd.[3,6] Insurance	Senior Secured Loan - Closing Date Term Loan 7.1%, Due 12/10	$1,191,853	$1,199,223	$1,191,853

Flatiron Re Ltd.[3,6] Insurance	Senior Secured Loan - Delayed Draw Term Loan 7.1%, Due 12/10	577,304	580,873	577,304

Ford Motor Company[6] Automobile	Senior Secured Loan - Term Loan 5.5%, Due 12/13	1,979,899	1,977,715	1,616,717

Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond 10.1%, Due 12/16	3,000,000	3,008,716	2,287,500

Frontier Drilling USA, Inc.[6] Oil and Gas	Senior Secured Loan - Term B Advance 6.6%, Due 6/13	2,000,000	1,998,067	1,870,000

Ginn LA Conduit Lender, Inc.[10] Buildings and Real Estate [4]	Senior Secured Loan - First Lien Tranche A Credit-Linked Deposit 6.0%, Due 6/11	1,257,143	1,224,101	942,857

Ginn LA Conduit Lender, Inc. [10] Buildings and Real Estate [4]	Senior Secured Loan - First Lien Tranche B Term Loan 9.5%, Due 6/11	2,694,857	2,624,028	2,021,143

Ginn LA Conduit Lender, Inc. [10] Buildings and Real Estate [4]	Junior Secured Loan - Second Lien Term Loan 13.5%, Due 6/12	3,000,000	2,715,997	750,000

Gleason Works, The[6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan - New US Term Loan 4.4%, Due 6/13	2,437,280	2,444,134	2,303,230

Hawkeye Renewables, LLC[6] Farming and Agriculture	Senior Secured Loan - Term Loan (First Lien) 7.2%, Due 6/12	2,908,544	2,849,012	2,190,774

HMSC Corporation (aka Swett and Crawford)[6] Insurance	Junior Secured Loan - Loan (Second Lien) 8.2%, Due 10/14	5,000,000	4,817,204	4,550,000

Huish Detergents Inc.[6] Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan - Loan (Second Lien) 7.1%, Due 10/14	1,000,000	1,000,000	833,000

Hunter Fan Company[6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan - Initial Term Loan (First Lien) 5.2%, Due 4/14	4,023,929	3,851,124	3,420,339

Hunter Fan Company[6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan - Loan (Second Lien) 9.5%, Due 10/14	3,000,000	3,000,000	2,347,500

IAL Acquisition Co. (International Aluminum Corporation)[6] Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan - Term Loan 5.2%, Due 3/13	3,022,981	3,022,981	3,022,981

Infiltrator Systems, Inc.[6] Ecological	Senior Secured Loan - Term Loan 7.5%, Due 9/12	3,930,000	3,919,181	3,919,181

Debt Securities and Bond Portfolio

Portfolio Company / Prinicipal Business	Investment Interest Rate¹ /Maturity	Principal	Cost	Value²
Inmar, Inc.[6] Retail Stores	Senior Secured Loan - Term Loan 5.0%, Due 4/13	$3,755,829	$3,755,829	$3,755,829

Intrapac Corporation/Corona Holdco[6] Containers, Packaging and Glass	Senior Secured Loan - 1st Lien Term Loan 6.4%, Due 5/12	5,850,000	5,870,517	5,850,000

Intrapac Corporation/Corona Holdco[6] Containers, Packaging and Glass	Junior Secured Loan - Term Loans (Second Lien) 10.4%, Due 5/13	3,000,000	3,019,877	3,000,000

Jones Stephens Corp.[6] Buildings and Real Estate [4]	Senior Secured Loan - Term Loan 6.6%, Due 9/12	10,167,912	10,142,936	10,142,936

JW Aluminum Company[6] Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan - Term Loan (2nd Lien) 8.7%, Due 12/13	5,371,429	5,388,768	5,210,286

Kepler Holdings Limited[3,6] Insurance	Senior Secured Loan - Loan 8.3%, Due 6/09	5,000,000	5,013,426	5,000,000

KIK Custom Products Inc.[6] Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan - Loan (Second Lien) 7.9%, Due 12/14	5,000,000	5,000,000	3,400,000

La Paloma Generating Company, LLC[6] Utilities	Junior Secured Loan - Loan (Second Lien) 6.3%, Due 8/13	2,000,000	2,015,677	1,890,000

LBREP/L-Suncal Master I LLC [6,10] Buildings and Real Estate [4]	Senior Secured Loan - Term Loan (First Lien) 7.3%, Due 1/10	3,875,156	3,816,779	2,906,367

LBREP/L-Suncal Master I LLC[6,10] Buildings and Real Estate [4]	Junior Secured Loan - Term Loan (Second Lien) 11.3%, Due 1/11	2,000,000	1,920,194	500,000

LBREP/L-Suncal Master I LLC[10] Buildings and Real Estate [4]	Junior Secured Loan - Term Loan (Third Lien) 11.8%, Due 2/12	2,332,868	2,332,868	233,287

Legacy Cabinets, Inc.[6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan - Term Loan 7.1%, Due 8/12	2,281,464	2,281,464	2,281,464

Levlad, LLC & Arbonne International, LLC[6] Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan - Term Loan 5.1%, Due 3/14	2,788,274	2,788,274	1,958,763

LN Acquisition Corp. (Lincoln Industrial)[6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan - Initial Term Loan (Second Lien) 8.5%, Due 1/15	2,000,000	2,000,000	1,970,000

LPL Holdings, Inc.[6] Finance	Senior Secured Loan - Tranche D Term Loan 4.8%, Due 6/13	3,321,819	3,343,382	3,155,728

MCCI Group Holdings, LLC[6] Healthcare, Education and Childcare	Senior Secured Loan - Term Loan (First Lien) 6.7%, Due 12/12	5,944,995	5,927,035	5,927,035

Debt Securities and Bond Portfolio

Portfolio Company / Prinicipal Business	Investment Interest Rate¹ /Maturity	Principal	Cost	Value²
MCCI Group Holdings, LLC[6] Healthcare, Education and Childcare	Junior Secured Loan - Term Loan (Second Lien) 9.9%, Due 6/13	$1,000,000	$1,000,000	$1,000,000

Murray Energy Corporation [6] Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan - Tranche B Term Loan (First Lien) 5.5%, Due 1/10	1,959,494	1,966,931	1,900,709

National Interest Security Company, L.L.C.[6] Aerospace and Defense	Senior Secured Loan - Term Loan - 1st Lien 7.8%, Due 12/12	8,287,500	8,287,500	8,287,500

Northeast Biofuels, LP [6] Farming and Agriculture	Senior Secured Loan - Construction Term Loan 6.2%, Due 6/13	1,365,854	1,368,464	1,229,268

Northeast Biofuels, LP [6] Farming and Agriculture	Senior Secured Loan - Synthetic LC Term Loan 6.2%, Due 6/13	536,585	537,611	482,927

PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan - Term Loan 7.4%, Due 6/11	3,958,333	3,938,709	3,938,709

PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan - Incremental Term Loan Add On 7.3%, Due 6/11	800,562	800,562	800,562

Pegasus Solutions, Inc.[6] Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan - Term Loan 6.1%, Due 4/13	5,725,000	5,725,000	5,725,000

Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Unsecured Bond 10.5%, Due 4/15	2,000,000	2,000,000	2,000,000

Primus International Inc.[6] Aerospace and Defense	Senior Secured Loan - Term Loan 4.9%, Due 6/12	1,252,922	1,255,174	1,221,599

QA Direct Holdings, LLC[6] Printing and Publishing	Senior Secured Loan - Term Loan 6.9%, Due 8/14	4,962,406	4,917,438	4,917,438

Resco Products, Inc.[6] Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan - Term Loan (Second Lien) 10.7%, Due 6/14	6,650,000	6,454,727	6,559,128

Rhodes Companies, LLC, The[6] Buildings and Real Estate [4]	Senior Secured Loan - First Lien Term Loan 10.3%, Due 11/10	1,771,111	1,694,768	1,363,756

Rhodes Companies, LLC, The[6] Buildings and Real Estate [4]	Junior Secured Loan - Second Lien Term Loan 11.6%, Due 11/11	2,003,722	2,013,473	1,269,037

San Juan Cable, LLC[6] Broadcasting and Entertainment	Junior Secured Loan - Second Lien Term Loan 8.2%, Due 10/13	3,000,000	2,980,793	2,850,000

Schneller LLC[6] Aerospace and Defense	Senior Secured Loan - Term Loan 6.2%, Due 6/13	4,718,391	4,677,759	4,694,799

Debt Securities and Bond Portfolio

Portfolio Company / Prinicipal Business	Investment Interest Rate¹ /Maturity	Principal	Cost	Value²
Seismic Micro-Technology, Inc. (SMT)[6] Electronics	Senior Secured Loan - Term Loan 5.2%, Due 6/12	$950,883	$948,787	$948,787

Seismic Micro-Technology, Inc. (SMT)[6] Electronics	Senior Secured Loan - Term Loan 5.2%, Due 6/12	1,426,324	1,423,180	1,423,180

Specialized Technology Resources, Inc.[6] Diversified/Conglomerate Service	Senior Secured Loan - Term Loan (First Lien) 5.0%, Due 6/14	3,950,050	3,950,050	3,950,050

Specialized Technology Resources, Inc.[6] Diversified/Conglomerate Service	Junior Secured Loan - Loan (Second Lien) 9.5%, Due 12/14	7,500,000	7,500,000	7,500,000

Standard Steel, LLC[6] Cargo Transport	Senior Secured Loan - Delayed Draw Term Loan 5.0%, Due 7/12	821,539	826,516	821,539

Standard Steel, LLC[6] Cargo Transport	Senior Secured Loan - Initial Term Loan 5.3%, Due 7/12	4,076,499	4,101,193	4,076,499

Standard Steel, LLC[6] Cargo Transport	Junior Secured Loan - Loan (Second Lien) 8.8%, Due 7/13	1,750,000	1,759,312	1,750,000

Stolle Machinery Company[6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan - First Lien Term Loan 7.0%, Due 9/12	970,063	974,514	970,063

Stolle Machinery Company[6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan - Loan (Second Lien) 9.0%, Due 9/13	700,000	709,663	700,000

TPF Generation Holdings, LLC[6] Utilities	Junior Secured Loan - Second Lien Term Loan 7.1%, Due 12/14	2,000,000	2,030,724	1,900,000

TransAxle LLC Automobile	Senior Secured Loan - Revolver 6.8%, Due 8/11	600,000	596,509	597,905

TransAxle LLC[6] Automobile	Senior Secured Loan - Term Loan 6.8%, Due 9/12	2,654,310	2,654,310	2,654,310

TUI University, LLC[6] Healthcare, Education and Childcare	Senior Secured Loan - Term Loan 6.0%, Due 10/14	3,970,000	3,789,311	3,791,350

Twin-Star International, Inc.[6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan - Term Loan 5.6%, Due 4/13	4,950,000	4,950,000	4,950,000

United Maritime Group, LLC (fka Teco Transport Corporation)[6] Cargo Transport	Junior Secured Loan - Term Loan (Second Lien) 10.0%, Due 12/13	4,500,000	4,500,000	4,500,000

Walker Group Holdings LLC[6] Cargo Transport	Junior Secured Loan - Term Loan (Second Lien) 12.5%, Due 12/12	7,500,000	7,500,000	7,500,000

Debt Securities and Bond Portfolio

Portfolio Company / Prinicipal Business	Investment Interest Rate¹ /Maturity	Principal	Cost	Value²
Water PIK, Inc.[6] Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan - Loan (First Lien) 5.7%, Due 6/13	$1,975,025	$1,963,467	$1,935,525

Wesco Aircraft Hardware Corp.[6] Aerospace and Defense	Junior Secured Loan - Second Lien Term Loan 8.6%, Due 3/14	4,132,887	4,163,765	4,070,894

WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment 11.0%, Due 2/15	5,000,000	4,778,705	5,000,000

WireCo WorldGroup Inc. [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment 11.0%, Due 2/15	10,000,000	10,000,000	10,000,000

Wolf Hollow I, LP [6] Utilities	Senior Secured Loan - Acquisition Term Loan 5.1%, Due 6/12	779,802	769,949	733,014

Wolf Hollow I, LP [6] Utilities	Senior Secured Loan - Synthetic Letter of Credit 4.7%, Due 6/12	668,412	659,966	628,307

Wolf Hollow I, LP [6] Utilities	Senior Secured Loan - Synthetic Revolver Deposits 4.7%, Due 6/12	167,103	164,992	157,077

Wolf Hollow I, LP [6] Utilities	Junior Secured Loan - Term Loan (Second Lien) 7.3%, Due 12/12	2,683,177	2,688,169	2,468,522

X-Rite, Incorporated [6] Electronics	Senior Secured Loan - Term Loan (First Lien) 9.5%, Due 10/12	990,013	985,710	990,013

X-Rite, Incorporated [6] Electronics	Junior Secured Loan - Loan (Second Lien) 10.5%, Due 10/13	1,000,000	1,000,000	1,000,000

Total Investment in Debt Securities and Bonds (137% of net asset value at fair value)		$405,474,235	$401,253,551	$380,692,261

Equity Portfolio

Portfolio Company / Prinicipal Business	Investment	Percentage Interest	Cost	Value²
Aerostructures Holdings L.P.[7]	Partnership Interests	1.2%	$1,000,000	$1,000,000
Aerospace and Defense

Allen–Vanguard Corporation[3,7] Aerospace and Defense	Common Shares	0.0%	42,541	25,680

Coastal Concrete Southeast, LLC[7,8] Buildings and Real Estate [4]	Warrants	3.5%	474,140	—

Equity Portfolio

Portfolio Company / Prinicipal Business	Investment	Percentage Interest	Cost	Value²
eInstruction Acquisition, LLC[7] Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,079,617

FP WRCA Coinvestment Fund VII, Ltd.[3,7] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	0.7%	1,500,000	1,500,000

Park Avenue Coastal Holding, LLC[7] Buildings and Real Estate [4]	Common Interests	2.0%	1,000,000	—

Total Investment in Equity Securities (1% of net asset value at fair value)			$5,096,298	$3,605,297

CLO Fund Securities

Portfolio Company / Prinicipal Business	Investment	Percentage Interest	Cost	Value²
Grant Grove CLO, Ltd.[3]	Subordinated Securities	22.2%	$4,521,101	$4,250,000

Katonah III, Ltd.[3]	Preferred Shares	23.1%	4,500,000	1,394,000

Katonah IV, Ltd.[3]	Preferred Shares	17.1%	3,150,000	1,012,000

Katonah V, Ltd.[3]	Preferred Shares	26.7%	3,320,000	831,000

Katonah VII CLO Ltd.[3,9]	Subordinated Securities	16.4%	4,500,000	3,526,000

Katonah VIII CLO Ltd[3,9]	Subordinated Securities	10.3%	3,400,000	2,955,000

Katonah IX CLO Ltd[3,9]	Preferred Shares	6.9%	2,000,000	2,141,000

Katonah X CLO Ltd [3,9]	Subordinated Securities	33.3%	11,055,435	11,875,000

Katonah 2007-I CLO Ltd.[3,9]	Preferred Shares	100.0%	29,183,940	28,859,236

Total Investment in CLO Fund Securities (20% of net asset value at fair value)			$65,630,476	$56,843,236

Affiliate Investments

Portfolio Company / Prinicipal Business	Investment	Percentage Interest	Cost	Value²
Katonah Debt Advisors	Preferred Shares	100.0%	$34,151,495	$63,967,347
Asset Management Company

PKSI	Class A Shares	100.0%	1,239,203	1,239,203
Asset Management Company

PKSI	Class B Shares	35.0%	3,500	3,500
Asset Management Company

Total Investment in Affiliates (23% of net asset value at fair value)			$35,394,198	$65,210,050

Total Investments[5] (181% of net asset value at fair value)			$507,374,523	$506,350,844

[1]
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at June 30, 2008.

[2]	Reflects the fair market value of all existing investments as of June 30, 2008, as determined by our Board of Directors.
[3]	Non-U.S. company or principal place of business outside the U.S.
[4]
Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of June 30, 2008, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.

[5]
The aggregate cost of investments for federal income tax purposes is approximately $507 million. The aggregate gross unrealized appreciation is approximately $32 million and the aggregate gross unrealized depreciation is approximately $33 million.

[6]	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
[7]	Non-income producing.
[8]	Warrants having a strike price of $0.01 and expiration date of March 2017.
[9]	An affiliate CLO Fund managed by Katonah Debt Advisors or its affiliate.
[10]	Loan or debt security is on non-accrual status and therefore is considered non-income producing.

KOHLBERG CAPITAL CORPORATION

SCHEDULES OF INVESTMENTS

As of December 31, 2007

Debt Securities and Bond Portfolio

Portfolio Company / Principal Business	Investment Interest Rate 1 / Maturity	Principal	Cost	Value [2]
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Revolving Loan 7.5%, Due 6/13	$—	$—	$—

Advanced Lighting Technologies, Inc. [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Second Lien Term Loan Note 11.1%, Due 6/14	5,000,000	4,990,905	5,000,000

Advanced Lighting Technologies, Inc. [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan (First Lien) 7.9%, Due 6/13	3,573,000	3,573,000	3,573,000

Advanced Lighting Technologies, Inc. [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Deferred Draw Term Loan (First Lien) 7.5%, Due 6/13	650,268	650,268	650,268

Aero Products International, Inc. [6] Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Term Loan 8.8%, Due 4/12	3,700,000	3,700,000	3,681,500

Aerostructures Acquisition LLC [6] Aerospace and Defense	Senior Secured Loan—Delayed Draw Term Loan 7.9%, Due 3/13	500,000	500,000	497,500

Aerostructures Acquisition LLC [6] Aerospace and Defense	Senior Secured Loan—Term Loan 7.8%, Due 3/13	6,378,125	6,378,125	6,378,125

AGA Medical Corporation [6] Healthcare , Education and Childcare	Senior Secured Loan—Tranche B Term Loan 7.2%, Due 4/13	3,832,209	3,829,343	3,654,970

AGS LLC [6] Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Delayed Draw Term Loan 7.7%, Due 5/13	579,194	562,331	550,234

AGS LLC [6] Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Initial Term Loan 7.9%, Due 5/13	4,802,419	4,732,592	4,562,298

Allen-Vanguard Corporation [3] Aerospace and Defense	Senior Secured Loan—US Term Loan 12.0%, Due 9/12	2,309,736	2,277,028	2,277,028

AmerCable Incorporated [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—Initial Term Loan 8.4%, Due 6/14	6,965,000	6,965,000	6,965,000

Astoria Generating Company Acquisitions, LLC [6] Utilities	Junior Secured Loan—Second Lien Term Loan C 8.7%, Due 8/13	4,000,000	4,049,430	3,900,000

Portfolio Company / Principal Business	Investment Interest Rate 1 / Maturity	Principal	Cost	Value [2]
Atlantic Marine Holding Company [6] Cargo Transport	Senior Secured Loan—Term Loan 7.1%, Due 3/14	$1,739,465	$1,750,599	$1,730,768

Aurora Diagnostics, LLC [6] Healthcare, Education and Childcare	Senior Secured Loan—Tranche A Term Loan (First Lien) 9.0%, Due 12/12	4,060,000	4,010,521	4,019,823

Awesome Acquisition Company (CiCi’s Pizza) [6] Personal, Food and Miscellaneous Services	Junior Secured Loan—Term Loan (Second Lien) 9.8%, Due 6/14	4,000,000	3,973,451	3,820,000

AZ Chem US Inc. [6] Chemicals, Plastics and Rubber	Junior Secured Loan—Second Lien Term Loan 10.6%, Due 2/14	4,000,000	3,956,582	3,220,000

Bankruptcy Management Solutions, Inc. [6] Diversified/Conglomerate Service	Senior Secured Loan—First Lien Term Loan 7.6%, Due 7/12	1,975,000	1,987,070	1,846,625

Bankruptcy Management Solutions, Inc. [6] Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 11.1%, Due 7/13	2,468,750	2,505,651	1,987,344

Bay Point Re Limited [3,6] Insurance	Senior Secured Loan—Loan 9.6%, Due 12/10	3,000,000	3,019,487	3,019,487

Bicent Power LLC [6] Utilities	Junior Secured Loan—Advance (Second Lien) 8.8%, Due 12/14	4,000,000	4,000,000	3,730,000

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan—Term Loan A 10.1%, Due 11/11	3,733,691	3,733,691	3,733,691

Byram Healthcare Centers, Inc. Healthcare, Education and Childcare	Senior Secured Loan—Revolving Loan 9.7%, Due 11/10	375,000	375,000	375,000

Caribe Information Investments Incorporated [6] Printing and Publishing	Senior Secured Loan—Term Loan 7.3%, Due 3/13	2,815,534	2,803,185	2,709,951

Cast & Crew Payroll, LLC (Payroll Acquisition) [6] Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan—Initial Term Loan 7.8%, Due 9/12	10,608,400	10,647,600	10,647,600

CEI Holdings, Inc. (Cosmetic Essence) [6] Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Term Loan 7.5%, Due 3/14	1,850,051	1,751,546	1,665,046

Centaur, LLC [6] Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Term Loan (First Lien) 8.8%, Due 10/12	4,122,807	4,069,243	3,978,509

Centaur, LLC [6] Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Delayed Draw Term Loan 8.7%, Due 10/12	—	—	—

Charlie Acquisition Corp. Personal, Food and Miscellaneous Services	Mezzanine Investment - Senior Subordinated Notes 15.5%, Due 6/13	10,127,500	9,945,201	9,945,201

Clarke American Corp. [6] Printing and Publishing	Senior Secured Loan—Tranche B Term Loan 7.3%, Due 6/14	2,985,000	2,985,000	2,693,963

Portfolio Company / Principal Business	Investment Interest Rate 1 / Maturity	Principal	Cost	Value [2]
Clayton Holdings, Inc [6] Finance	Senior Secured Loan—Term Loan 7.0%, Due 12/11	$614,320	$616,752	$552,888

Coastal Concrete Southeast, LLC Buildings and Real Estate [4]	Mezzanine Investment—Mezzanine Term Loan 15.0%, Due 3/13	8,120,914	7,711,760	8,120,914

Concord Re Limited [3] Insurance	Senior Secured Loan—Term Loan 9.2%, Due 2/12	3,000,000	3,024,013	3,000,000

CST Industries, Inc. [6] Diversified/Conglomerate Manufacturing	Senior Secured Loan—Term Loan 7.9%, Due 8/13	987,500	990,623	990,623

DaimlerChrysler Financial Services Americas LLC [6] Finance	Senior Secured Loan—Term Loan (First Lien) 9.0%, Due 8/12	1,995,000	1,903,193	1,923,519

Dealer Computer Services, Inc. (Reynolds & Reynolds) [6] Electronics	Junior Secured Loan—Term Loan (Third Lien) 12.3%, Due 4/14	3,500,000	3,537,846	3,491,250

Dealer Computer Services, Inc. (Reynolds & Reynolds) [6] Electronics	Junior Secured Loan—Term Loan (Second Lien) 10.3%, Due 10/13	1,000,000	1,009,544	990,000

Delta Educational Systems, Inc. [6] Healthcare, Education and Childcare	Senior Secured Loan—Term Loan 8.3%, Due 6/12	2,876,053	2,876,053	2,876,053

DeltaTech Controls, Inc. [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—Term Loan (First Lien) 8.0%, Due 7/14	4,000,000	3,980,991	3,980,991

DeltaTech Controls, Inc. [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Term Loan (Second Lien) 11.7%, Due 1/15	2,000,000	1,961,246	1,961,246

Dresser, Inc. [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Term Loan (Second Lien) 11.1%, Due 5/15	3,000,000	2,959,031	2,861,250

Edgestone CD Acquisition Corp. (Custom Direct) [6] Printing and Publishing	Junior Secured Loan—Loan (Second Lien) 10.8%, Due 12/14	5,000,000	5,000,000	5,000,000

Edgestone CD Acquisition Corp. (Custom Direct) [6] Printing and Publishing	Senior Secured Loan—Term Loan (First Lien) 7.6%, Due 12/13	4,975,000	4,980,828	4,980,828

eInstruction Corporation [6] Healthcare, Education and Childcare	Junior Secured Loan—Second Lien Term Loan (Dec. 2007) 12.5%, Due 7/14	10,000,000	10,000,000	10,000,000

eInstruction Corporation [6] Healthcare, Education and Childcare	Senior Secured Loan—Initial Term Loan (Dec. 2007) 9.0%, Due 7/13	4,970,013	4,970,013	4,970,013

Emerson Reinsurance Ltd. [3] Insurance	Senior Secured Loan—Series C Loan 10.2%, Due 12/11	3,000,000	3,000,000	2,985,000

Endeavor Energy Resources, L.P. Oil and Gas	Junior Secured Loan—Second Lien Term Loan 9.6%, Due 3/12	4,000,000	4,000,000	4,000,000

Portfolio Company / Principal Business	Investment Interest Rate 1 / Maturity	Principal	Cost	Value [2]
Fasteners For Retail, Inc. [6] Diversified/Conglomerate Manufacturing	Senior Secured Loan—Term Loan 7.9%, Due 12/12	$7,926,391	$7,940,720	$7,728,231

FD Alpha Acquisition LLC (Fort Dearborn) [6] Printing and Publishing	Senior Secured Loan—US Term Loan 8.3%, Due 11/12	915,400	915,400	901,669

First American Payment Systems, L.P. [6] Finance	Senior Secured Loan—Term Loan 8.2%, Due 10/13	3,694,000	3,694,000	3,601,650

Flatiron Re Ltd. [3] Insurance	Senior Secured Loan—Closing Date Term Loan 9.1%, Due 12/10	3,664,488	3,691,697	3,646,165

Flatiron Re Ltd. [3] Insurance	Senior Secured Loan—Delayed Draw Term Loan 9.1%, Due 12/10	1,774,986	1,788,166	1,766,111

Ford Motor Company [6] Automobile	Senior Secured Loan—Term Loan 8.0%, Due 12/13	1,989,950	1,987,554	1,845,678

Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond 10.1%, Due 12/16	3,000,000	3,009,230	2,490,000

Frontier Drilling USA, Inc. [6] Oil and Gas	Senior Secured Loan—Term B Advance 8.7%, Due 6/13	2,000,000	1,997,874	1,960,000

Ginn LA Conduit Lender, Inc. Buildings and Real Estate [4]	Senior Secured Loan—First Lien Tranche A Credit-Linked Deposit 8.2%, Due 6/11	1,257,143	1,218,578	1,026,143

Ginn LA Conduit Lender, Inc. Buildings and Real Estate [4]	Senior Secured Loan—First Lien Tranche B Term Loan 8.3%, Due 6/11	2,701,714	2,618,835	2,205,274

Ginn LA Conduit Lender, Inc. Buildings and Real Estate [4]	Junior Secured Loan—Second Lien Term Loan 12.3%, Due 6/12	3,000,000	2,680,274	1,925,010

Gleason Works, The [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—New US Term Loan 6.8%, Due 6/13	2,437,280	2,444,818	2,324,556

Hawkeye Renewables, LLC [6] Farming and Agriculture	Senior Secured Loan—Term Loan (First Lien) 9.0%, Due 6/12	2,962,406	2,894,213	2,346,640

HealthSouth Corporation Healthcare, Education and Childcare	Senior Secured Loan—Term Loan 7.7%, Due 3/13	1,262,594	1,266,540	1,208,403

HMSC Corporation (aka Swett and Crawford) [6] Insurance	Junior Secured Loan—Loan (Second Lien) 10.7%, Due 10/14	5,000,000	4,803,383	4,550,000

Huish Detergents Inc. [6] Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan—Loan (Second Lien) 9.1%, Due 10/14	1,000,000	1,000,000	811,660

Hunter Fan Company [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Initial Term Loan (First Lien) 7.4%, Due 4/14	4,161,071	3,947,013	3,682,548

Portfolio Company / Principal Business	Investment Interest Rate 1 / Maturity	Principal	Cost	Value [2]
Hunter Fan Company [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Loan (Second Lien) 11.6%, Due 10/14	$3,000,000	$3,000,000	$2,430,000

Hunter Fan Company [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Delayed Draw Term Loan 7.2%, Due 4/14	—	—	—

IAL Acquisition Co. (International Aluminum Corporation) [6] Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Term Loan 7.6%, Due 3/13	4,039,700	4,039,700	4,039,700

Infiltrator Systems, Inc. [6] Ecological	Senior Secured Loan—Term Loan 8.4%, Due 9/12	3,950,000	3,937,850	3,937,850

Inmar, Inc. [6] Retail Stores	Senior Secured Loan—Term Loan 7.3%, Due 4/13	4,962,500	4,962,500	4,813,625

Intrapac Corporation/Corona Holdco [6] Containers, Packaging and Glass	Senior Secured Loan—1st Lien Term Loan 8.5%, Due 5/12	5,850,000	5,873,152	5,873,152

Intrapac Corporation/Corona Holdco [6] Containers, Packaging and Glass	Junior Secured Loan—Term Loans (Second Lien) 12.5%, Due 5/13	3,000,000	3,021,907	3,021,907

Jones Stephens Corp. [6] Buildings and Real Estate [4]	Senior Secured Loan—Term Loan 8.8%, Due 9/12	10,245,530	10,217,367	10,217,367

JW Aluminum Company [6] Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—Term Loan (2nd Lien) 11.1%, Due 12/13	5,371,429	5,390,350	5,210,286

Kepler Holdings Limited [3] Insurance	Senior Secured Loan—Loan 10.3%, Due 6/09	3,000,000	3,000,000	2,985,000

Kepler Holdings Limited [3,6] Insurance	Senior Secured Loan—Loan 10.3%, Due 6/09	2,000,000	2,020,139	1,990,000

KIK Custom Products Inc. [6] Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan—Loan (Second Lien) 9.8%, Due 12/14	5,000,000	5,000,000	3,400,000

La Paloma Generating Company, LLC Utilities	Junior Secured Loan—Loan (Second Lien) 8.3%, Due 8/13	2,000,000	2,017,210	1,890,000

LBREP/L-Suncal Master I LLC Buildings and Real Estate [4]	Junior Secured Loan—Term Loan (Third Lien) 13.8%, Due 2/12	2,254,068	2,254,068	2,006,120

LBREP/L-Suncal Master I LLC [6] Buildings and Real Estate [4]	Senior Secured Loan—Term Loan (First Lien) 8.2%, Due 1/10	3,920,000	3,842,022	3,567,200

LBREP/L-Suncal Master I LLC [6] Buildings and Real Estate [4]	Junior Secured Loan—Term Loan (Second Lien) 12.2%, Due 1/11	2,000,000	1,918,000	1,780,000

Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—First Lien Term Loan 8.6%, Due 8/12	2,955,000	2,955,000	2,955,000

Portfolio Company / Principal Business	Investment Interest Rate 1 / Maturity	Principal	Cost	Value [2]
Levlad, LLC & Arbonne International, LLC [6] Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Term Loan 7.2%, Due 3/14	$2,898,451	$2,898,451	$2,266,589

LN Acquisition Corp. (Lincoln Industrial) [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Initial Term Loan (Second Lien) 10.9%, Due 1/15	2,000,000	2,000,000	1,970,000

LPL Holdings, Inc. [6] Finance	Senior Secured Loan—Tranche D Term Loan 6.8%, Due 6/13	5,338,639	5,376,752	5,131,767

MCCI Group Holdings, LLC [6] Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 12.7%, Due 6/13	1,000,000	1,000,000	1,000,000

MCCI Group Holdings, LLC [6] Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 9.4%, Due 12/12	5,960,018	5,940,018	5,960,018

Murray Energy Corporation [6] Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Tranche B Term Loan (First Lien) 7.9%, Due 1/10	1,969,620	1,979,459	1,890,835

National Interest Security Company, L.L.C. [6] Aerospace and Defense	Senior Secured Loan—Term Loan 9.7%, Due 12/12	5,000,000	5,000,000	5,000,000

Northeast Biofuels, LP [6] Farming and Agriculture	Senior Secured Loan—Construction Term Loan 8.5%, Due 6/13	1,365,854	1,368,725	1,229,268

Northeast Biofuels, LP [6] Farming and Agriculture	Senior Secured Loan—Synthetic LC Term Loan 8.1%, Due 6/13	536,585	537,713	482,927

PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan—Incremental Term Loan Add On 8.5%, Due 6/11	856,741	856,741	856,741

PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan—Term Loan 8.4%, Due 6/11	4,236,111	4,211,616	4,211,616

Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Unsecured Bond 10.5%, Due 4/15	2,000,000	2,000,000	2,000,000

Pegasus Solutions, Inc. [6] Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan—Term Loan 8.1%, Due 4/13	5,755,000	5,755,000	5,755,000

Primus International Inc. [6] Aerospace and Defense	Senior Secured Loan—Term Loan 7.7%, Due 6/12	3,259,279	3,265,878	3,177,797

QA Direct Holdings, LLC [6] Printing and Publishing	Senior Secured Loan—Term Loan 9.6%, Due 8/14	4,987,469	4,938,587	4,950,063

Resco Products, Inc. [6] Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—2nd Lien Term Loan 13.1%, Due 6/14	5,000,000	4,928,938	4,928,938

Rhodes Companies, LLC, The [6] Buildings and Real Estate [4]	Senior Secured Loan—First Lien Term Loan 8.3%, Due 11/10	1,878,788	1,780,166	1,647,077

Portfolio Company / Principal Business	Investment Interest Rate 1 / Maturity	Principal	Cost	Value [2]
Rhodes Companies, LLC, The [6] Buildings and Real Estate [4]	Junior Secured Loan—Second Lien Term Loan 12.6%, Due 11/11	$2,000,000	$2,011,185	$1,266,680

San Juan Cable, LLC [6] Broadcasting and Entertainment	Junior Secured Loan—Second Lien Term Loan 10.7%, Due 10/13	3,000,000	2,978,999	2,782,500

Schneller LLC [6] Aerospace and Defense	Senior Secured Loan—First Lien Term Loan 8.7%, Due 6/13	4,975,000	4,927,882	4,950,125

Seismic Micro-Technology, Inc. (SMT) [6] Electronics	Senior Secured Loan—Term Loan 7.6%, Due 6/12	995,000	992,532	992,532

Seismic Micro-Technology, Inc. (SMT) [6] Electronics	Senior Secured Loan—Term Loan 7.6%, Due 6/12	1,492,500	1,488,798	1,488,798

Sorenson Communications, Inc. [6] Electronics	Senior Secured Loan—Tranche C Term Loan 7.4%, Due 8/13	2,791,551	2,807,105	2,720,897

Specialized Technology Resources, Inc. [6] Diversified/Conglomerate Service	Senior Secured Loan—Term Loan (First Lien) 7.3%, Due 6/14	5,970,000	5,970,000	5,970,000

Specialized Technology Resources, Inc. [6] Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 11.8%, Due 12/14	7,500,000	7,500,000	7,500,000

Standard Steel, LLC [6] Cargo Transport	Senior Secured Loan—Delayed Draw Term Loan 7.4%, Due 7/12	825,699	831,324	831,324

Standard Steel, LLC [6] Cargo Transport	Senior Secured Loan—Initial Term Loan 7.3%, Due 7/12	4,097,298	4,125,208	4,125,208

Standard Steel, LLC [6] Cargo Transport	Junior Secured Loan—Loan (Second Lien) 10.8%, Due 7/13	1,750,000	1,760,240	1,760,240

Stolle Machinery Company [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Loan (Second Lien) 11.4%, Due 9/13	1,000,000	1,015,115	975,000

Stolle Machinery Company [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—First Lien Term Loan 7.9%, Due 9/12	1,975,000	1,985,124	1,945,375

TLC Funding Corp. [6] Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 9.9%, Due 5/12	3,930,000	3,850,590	3,959,475

TPF Generation Holdings, LLC [6] Utilities	Junior Secured Loan - Second Lien Term Loan 9.1%, Due 12/14	2,000,000	2,033,096	1,890,000

TransAxle LLC Automobile	Senior Secured Loan—Revolver 8.2%, Due 8/11	490,909	486,678	488,832

TransAxle LLC [6] Automobile	Senior Secured Loan—Term Loan 9.2%, Due 9/12	2,812,500	2,812,500	2,812,500

TUI University, LLC [6] Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 8.1%, Due 10/14	3,990,000	3,794,292	3,810,450

Portfolio Company / Principal Business	Investment Interest Rate 1 / Maturity	Principal	Cost	Value [2]

Twin-Star International, Inc. [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan 7.8%, Due 4/13	$4,975,000	$4,975,000	$4,975,000

United Maritime Group, LLC (fka Teco Transport Corporation) [6] Cargo Transport	Junior Secured Loan—Term Loan (Second Lien) 12.8%, Due 12/13	4,500,000	4,500,000	4,511,250

United Maritime Group, LLC (fka Teco Transport Corporation) [6] Cargo Transport	Senior Secured Loan—1st Lien Term Loan 9.0%, Due 12/12	2,000,000	2,000,000	2,000,000

Water PIK, Inc. [6] Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Loan (First Lien) 8.2%, Due 6/13	2,985,000	2,965,778	2,925,300

Wesco Aircraft Hardware Corp. [6] Aerospace and Defense	Junior Secured Loan—Second Lien Term Loan 10.6%, Due 3/14	4,132,887	4,166,447	4,132,887

WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment 11.0%, Due 2/15	5,000,000	4,762,014	5,000,000

WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment 11.0%, Due 2/15	10,000,000	10,000,000	10,000,000

Wolf Hollow I, LP [6] Utilities	Junior Secured Loan—Term Loan (Second Lien) 9.3%, Due 12/12	2,683,177	2,688,724	2,555,726

Wolf Hollow I, LP [6] Utilities	Senior Secured Loan—Acquisition Term Loan 7.1%, Due 6/12	783,980	772,832	733,021

Wolf Hollow I, LP [6] Utilities	Senior Secured Loan—Synthetic Letter of Credit 7.1%, Due 6/12	668,412	658,900	618,280

Wolf Hollow I, LP [6] Utilities	Senior Secured Loan—Synthetic Revolver Deposits 7.1%, Due 6/12	167,103	164,727	154,570

X-Rite, Incorporated [6] Electronics	Senior Secured Loan—Term Loan (First Lien) 8.5%, Due 10/12	1,995,000	1,985,328	1,985,025

X-Rite, Incorporated [6] Electronics	Junior Secured Loan—Loan (Second Lien) 12.4%, Due 10/13	1,000,000	1,000,000	1,000,000

Total Investment in Debt Securities and Bonds (158% of net asset value at fair value)		$426,014,170	$423,439,764	$410,954,082

Equity Portfolio

Portfolio Company / Principal Business	Investment	Percentage Interest	Cost	Value [2]
Aerostructures Holdings L.P. Aerospace and Defense	Partnership Interest	1.2%	$1,000,000	$1,000,000

eInstruction Acquisition, LLC Healthcare, Education and Childcare	Membership Units	1.1%	1,069,810	1,069,810

FP WRCA Coinvestment Fund VII, Ltd. [3] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	0.7%	1,500,000	1,500,000

Park Avenue Coastal Holding, LLC Buildings and Real Estate [4]	Common Interests	2.0%	1,000,000	803,000

Coastal Concrete Southeast, LLC Buildings and Real Estate [4,7]	Warrants [8]	0.9%	474,140	379,440

Total Investment in Equity Securities (2% of net asset value at fair value)			$5,043,950	$4,752,250

CLO Fund Securities
Portfolio Company / Principal Business	Investment	Percentage Interest	Cost	Value [2]
Grant Grove CLO, Ltd. [3]	Subordinated Securities	22.2%	$4,415,580	$4,250,000
Katonah III, Ltd. [3]	Preferred Shares	23.1%	4,500,000	2,810,000
Katonah IV, Ltd. [3]	Preferred Shares	17.1%	3,150,000	2,420,000
Katonah V, Ltd. [3]	Preferred Shares	26.7%	3,320,000	420,000
Katonah VII CLO Ltd. [3,9]	Subordinated Securities	16.4%	4,500,000	3,950,000
Katonah VIII CLO Ltd [3,9]	Subordinated Securities	10.3%	3,400,000	3,290,000
Katonah IX CLO Ltd [3,9]	Preferred Shares	6.9%	2,000,000	2,000,000
Katonah X CLO Ltd [3,9]	Subordinated Securities	33.3%	10,775,684	11,880,000

Total Investment in CLO Fund Securities (12% of net asset value at fair value)			$36,061,264	$31,020,000

Portfolio Company / Principal Business	Investment	Percentage Interest	Cost	Value [2]
Katonah Debt Advisors Asset Management Company	Membership Interests	100.0%	$33,394,995	$58,510,360
PKSI Distressed Investments	Class A Shares	100.0%	71,500	71,500
PKSI Distressed Investments	Class B Shares	35.0%	3,500	3,500

Total Investment in Portfolio Companies (23% of net asset value at fair value)			$33,469,995	$58,585,360

Total Investments [5] (195% of net asset value at fair value)			$498,014,973	$505,311,692

[1]
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, we have provided the weighted average annual stated interest rate in effect at December 31, 2007.

[2]	Reflects the fair market value of all existing investments as of December 31, 2007, as determined by our Board of Directors.
[3]	Non-U.S. company or principal place of business outside the U.S.
[4]
Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2007, we had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through our investments in CLO funds.

[5]
The aggregate cost of investments for federal income tax purposes is approximately $500 million. The aggregate gross unrealized appreciation is approximately $27 million and the aggregate gross unrealized depreciation is approximately $20 million.

[6]	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
[7]	Non-income producing.
[8]	Warrants having a strike price of $0.01 and expiration date of March 2017.
[9]	An affiliate CLO Fund managed by Katonah Debt Advisors.

KOHLBERG CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

(unaudited)

	Six Months Ended June 30,
	2008	2007
Per Share Data:
Net asset value, at beginning of period	$14.38	$14.29
Net investment income [1]	0.86	0.56
Net realized gains (losses)	(0.03)	0.01
Net change in unrealized appreciation on investments	(2.60)	1.13
Net increase (decrease) in net assets resulting from operations	$(1.77)	$1.70
Distribution from net investment income and realized gains	(0.82)	(0.64)
Issuance of common stock under dividend reinvestment plan	0.06	0.02
Issuance of common stock	1.27	—
Stock based compensation expense	0.02	0.02
Net asset value, end of period	$13.14	$15.39

Total net asset value return [2]	(3.3)%	12.2%
Ratio/Supplemental Data:
Per share market value at beginning of period	$12.00	$17.30
Per share market value at end of period	$10.00	$18.55
Total market return [3]	(10.3)%	10.9%
Shares outstanding at end of period	21,234,482	17,963,525
Net assets at end of period	$278,979,044	$276,410,211
Portfolio turnover rate [4]	11.1%	15.3%
Average debt outstanding	$244,890,110	$29,889,503
Average debt outstanding per share	$11.53	$1.66
Ratio of net investment income to average net assets [5]	12.5%	7.6%
Ratio of total expenses to average net assets [5]	7.8%	3.8%
Ratio of interest expense to average net assets [5]	4.4%	0.9%
Ratio of non-interest expenses to average net assets [5]	3.4%	2.9%

[1]	Based on weighted average number of common shares outstanding for the period.

[2]
Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.

[3]	Total market return (not annualized) equals the change in the ending market value over the beginning of period price per share plus dividends, divided by the beginning price.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS
(unaudited)

1. ORGANIZATION

Kohlberg Capital Corporation (“Kohlberg Capital” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware LLC on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., LLC (“Kohlberg & Co.”), a leading middle market private equity firm, in exchange for the contribution of their ownership interests in Katonah Debt Advisors and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers to the Company. Katonah Debt Advisors manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. As of June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management. On April 28, 2008 the Company completed a rights offering which resulted in the issuance of 3.1 million common shares and net proceeds of approximately $27 million.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to continue to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. The Company’s investment portfolio as well as the investment portfolios of the CLO Funds in which it has invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, the Company generally will not have to pay corporate-level taxes on any income that it distributes to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements include the accounts of the Company and the accounts of its special purpose financing subsidiary, Kohlberg Capital Funding LLC I. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (Katonah Debt Advisors and its affiliates currently is the only company in which the Company has a controlling interest) or its special purpose financing subsidiary.

The accompanying unaudited financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required for annual financial statements. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission (“SEC”).

The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for the full year.

Certain reclassifications were made to prior year’s presentation to conform to the current year.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are computed using the specific identification method.

Loans and Debt Securities. For loans and debt securities for which market quotations are readily available, such as broadly syndicated term loans and bonds, fair value generally is equal to the market price for those loans and securities. For loans and debt securities for which a market quotation is not readily available, such as middle market term loans, second lien term loans and mezzanine debt investments, fair value is determined by evaluating the borrower’s enterprise value and other methodologies generally used to determine fair value. The analysis of enterprise value or overall financial condition or other factors or methodologies may lead to a determination of fair value at a different amount other than cost; as a general rule, the Company will value such loans or debt securities at cost, however such loans and debt securities will be subject to fair value write-downs when the asset is considered impaired or other fair value adjustments based on other observable market data or analysis of the borrower.

Equity and Equity-Related Securities.  The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The value of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security. The Company’s investment in its wholly-owned asset management company, Katonah Debt Advisors, is valued based on standard measures such as the percentage of assets under management and a multiple of operating income used to value other asset management companies.

CLO Fund Securities.  The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies (collectively “CLO Investments”). The Company distinguishes CLO funds managed by Katonah Debt Advisors as “CLO fund securities managed by affiliate.” The Company’s CLO Investments relate exclusively to credit instruments issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages, or consumer borrowings. As of June 30, 2008, CLO Investments represented approximately 11% of the Company’s investment portfolio.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of securities owned by the Company, or (ii) the net asset value of the CLO Fund for CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there are negligible net cash distributions to the class of securities owned by the Company, or (iii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds or preferred shares to those in which the Company has invested. The Company recognizes unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Investment. The Company determines the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

Valuation of Portfolio Investments. Kohlberg Capital’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to the Company’s Board of Directors which consisted of certain limited procedures that the Company’s Board of Directors identified and requested them to perform. For the preceding twelve months ended June 30, 2008, the Company’s Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 43 investments comprising approximately 52% of the total investments at fair value as of June 30, 2008 for which market quotations are not readily available. For the year ended December 31, 2007, the Company’s Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 21 investments comprising approximately 44% of the total investments at fair value as of December 31, 2007 for which market or third party quotations were not readily available. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Cash and Cash Equivalents. The Company defines cash equivalents as demand deposits. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash.  Restricted cash consists mostly of cash held in an operating account pursuant to the Company’s secured revolving credit facility agreement with its lender.

Interest Income.  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of June 30, 2008, two issuers representing 1% of total investments at fair value were considered in default.

Dividends from Affiliate Asset Manager. The Company records dividend income from its affiliate asset manager on the declaration date.

Dividend Income from CLO Fund Securities.  The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund securities are subordinate to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The Company makes estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjusts such accruals on a quarterly basis to reflect actual distributions.

Capital Structuring Service Fees. The Company may earn ancillary structuring and other fees related to the origination and or investment in debt and investment securities.

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. At June 30, 2008, there was an unamortized debt issuance cost of approximately $2 million included in other assets in the accompanying balance sheet. Amortization expense for the six months ended June 30, 2008 and 2007 was approximately $210,000 and $115,000, respectively.

Expenses. The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense and any interest expense incurred in connection with borrowings. The Company and its Asset Manager Affiliates share office space and certain other shared operating expenses. The Company has entered into an Overhead Allocation Agreement with its Asset Manager Affiliates which provides for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources. The aggregate net payments of such expenses under the Overhead Allocation Agreement are not material.

Dividends.  Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase in stockholders’ equity per share for the three and six months ended June 30, 2008 and 2007:

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Numerator for basic and diluted net increase in stockholders’ equity resulting from operations per share:	$7,297,285	$16,940,501	$7,492,537	$30,889,509
Denominator for basic weighted average shares:	20,302,781	17,960,502	19,188,862	17,953,457
Dilutive effect of restricted stock:	19,830	—	9,915	—
Dilutive effect of stock options:	—	111,862	—	60,716
Denominator for diluted weighted average shares:	20,322,611	18,072,364	19,198,777	18,014,173
Basic net increase in stockholders’ equity resulting from operations per share:	$0.36	$0.94	$0.39	$1.72
Diluted net increase in stockholders’ equity resulting from operations per share:	$0.36	$0.94	$0.39	$1.71

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in other industries if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at June 30, 2008 and December 31, 2007:

	June 30, 2008 (unaudited)			December 31, 2007
Security Type	Cost	Fair Value	% [1]	Cost	Fair Value	% [1]
Senior Secured Loan	$223,245,488	$216,214,013	78%	$265,390,844	$260,138,674	100%
Junior Secured Loan	136,744,636	125,317,627	45	120,620,715	113,259,293	44
Mezzanine Investment	33,057,899	31,933,121	11	32,418,975	33,066,115	12
Senior Subordinated Bond	3,008,716	2,287,500	1	3,009,230	2,490,000	1
Senior Unsecured Bond	5,196,812	4,940,000	2	2,000,000	2,000,000	1
CLO Fund Securities	65,630,476	56,843,236	20	36,061,264	31,020,000	12
Equity Securities	5,096,298	3,605,297	1	5,043,950	4,752,250	2
Affiliate Asset Managers	35,394,198	65,210,050	23	33,469,995	58,585,360	23

Total	$507,374,523	$506,350,844	181%	$498,014,973	$505,311,692	195%

  1 Calculated as a percentage of net asset value at fair value.

The unaudited industry concentrations, based on the fair value of the Company’s investment portfolio as of June 30, 2008 and December 31, 2007, were as follows:

	June 30, 2008			December 31, 2007
Industry Classification	Cost	Fair Value	% [1]	Cost	Fair Value	% [1]
Aerospace and Defense	$30,922,261	$30,795,993	11%	$32,583,716	$32,481,819	13%
Asset Management Companies [2]	35,394,198	65,210,050	23	33,469,995	58,585,360	23
Automobile	8,425,347	7,808,932	3	5,286,731	5,147,010	2
Broadcasting and Entertainment	2,980,793	2,850,000	1	2,978,999	2,782,500	1
Buildings and Real Estate [3]	38,043,680	27,738,061	10	37,726,396	34,944,226	13
Cargo Transport	20,427,913	20,370,087	7	14,967,369	14,958,789	6
Chemicals, Plastics and Rubber	3,960,094	3,220,000	1	3,956,582	3,220,000	1
CLO Fund Securities	65,630,476	56,843,236	20	36,061,264	31,020,000	12
Containers, Packaging and Glass	8,890,393	8,850,000	3	8,895,059	8,895,059	3
Diversified/Conglomerate Manufacturing	4,350,318	4,299,817	2	8,931,343	8,718,855	3
Diversified/Conglomerate Service	15,915,438	15,217,938	5	17,962,721	17,303,969	7
Ecological	3,919,181	3,919,181	1	3,937,850	3,937,850	2
Electronics	13,837,480	13,101,840	5	15,830,382	15,158,502	6
Farming and Agriculture	4,755,088	3,902,969	1	4,800,651	4,058,835	2
Finance	10,994,153	10,301,289	4	11,590,697	11,209,824	4
Healthcare, Education and Childcare	43,120,803	43,291,897	16	46,715,870	46,637,705	18
Home and Office Furnishings, Housewares, and Durable Consumer Goods	21,398,407	20,323,383	7	24,091,185	23,265,816	9
Hotels, Motels, Inns and Gaming	7,646,708	7,417,207	3	9,364,165	9,091,041	4
Insurance	12,751,484	12,459,157	4	24,346,884	23,941,763	9
Leisure, Amusement, Motion Pictures, Entertainment	18,368,466	18,333,400	7	18,402,600	18,402,600	7
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	37,225,390	37,188,615	13	39,573,338	39,483,418	15
Mining, Steel, Iron and Non-Precious Metals	21,833,407	21,693,104	8	16,338,446	16,069,759	6
Oil and Gas	5,998,067	5,870,000	2	5,997,874	5,960,000	2
Personal and Non Durable Consumer Products (Mfg. Only)	15,485,826	12,774,698	5	17,315,776	14,750,095	6
Personal, Food and Miscellaneous Services	14,170,308	13,144,442	5	13,918,651	13,765,201	5
Printing and Publishing	20,798,472	20,287,799	7	21,622,999	21,236,473	8
Retail Stores	3,755,829	3,755,829	1	4,962,500	4,813,625	2
Utilities	16,374,543	15,381,920	6	16,384,930	15,471,598	6

Total	$507,374,523	$506,350,844	181%	$498,014,973	$505,311,692	195%

[1]	Calculated as a percentage of net asset value at fair value.
[2]	Represents Katonah Debt Advisors and affiliates.
[3]
Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of June 30, 2008 and December 31, 2007, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities) or companies providing mortgage lending.

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments (excluding the Company’s investments in CLO Funds) are generally not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. As a result of regulatory restrictions, the Company is not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

At June 30, 2008 and December 31, 2007, approximately 13% and 11%, respectively, of the Company’s investments were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 11% and 6% of its portfolio on such dates).

At June 30, 2008 and December 31, 2007, the Company’s ten largest portfolio companies represented approximately 34% and 29%, respectively, of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned portfolio company, represented 13% and 12% of the total fair value of the Company’s investments at June 30, 2008 and December 31, 2007, respectively. Excluding Katonah Debt Advisors and CLO Fund securities, our ten largest portfolio companies represent approximately 17% of the total fair value of our investments at both June 30, 2008 and December 31, 2007.

Investment in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies. It is the Company’s intention that its aggregate CLO Investments generally not exceed 10% of the Company’s total investment portfolio. Preferred shares or subordinated securities issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by Katonah Debt Advisors (“CLO fund securities managed by affiliate”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred stock.

On January 23, 2008, the Company’s wholly-owned asset management company, Katonah Debt Advisors, closed a new $315 million CLO Fund. The Company received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this latest CLO Fund.

As of June 30, 2008, all of the CLO Funds in which the Company holds investments maintained the original issue credit ratings on all rated classes of their securities and were continuing to make cash payments to all classes of investors. As of June 30, 2008, the Company’s seasoned CLO Fund securities had an average annual cash yield of approximately 34%.

The subordinated securities and preferred stock securities are considered equity positions in the CLO Funds and, as of June 30, 2008 and December 31, 2007, the Company had approximately $57 million and $31 million, respectively, of such CLO equity investments at fair value. The cost basis of the Company’s investment in CLO Fund equity securities as of June 30, 2008 was approximately $66 million and aggregate unrealized losses on the CLO Fund securities totaled approximately $9 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2007 was approximately $36 million and aggregate unrealized losses on the CLO Fund securities totaled approximately $5 million.

Fair Value Measurements

The Company adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” (“SFAS 157”) as of January 1, 2008, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. SFAS 157 defines fair value, establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I – Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by SFAS 157, the Company does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

Level II – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III – Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the fair value of investments by the above SFAS 157 fair value hierarchy levels as of June 30, 2008:

	Level I	Level II	Level III	Total
Debt securities	$—	$—	$380,692,261	$380,692,261
CLO fund securities	—	—	56,843,236	56,843,236
Equity securities	—	—	3,605,297	3,605,297
Asset manager affiliates	—	—	65,210,050	65,210,050

The following table summarizes the Level III investments by valuation methodology as of June 30, 2008:

Fair Value Based on	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Third party pricing service	8%	—%	—%	—%	8%
Public / private company comparables	67	—	—	13	80
Discounted cash flow	—	11	—	—	11
Residual enterprise value	—	—	1	—	1
Total	75%	11%	1%	13%	100%

As a BDC, it is required that the Company invest primarily in the debt and equity of non-public companies for which there is little, if any, market-observable information. As a result, most, if not all, of the Company’s investments at any given time will most likely be deemed Level III investments. The Company believes that investments classified as Level III for SFAS 157 have a further hierarchal framework which prioritizes and ranks such valuations based on the degree of independent and observable inputs, objectivity of data and models and the level of judgment required to adjust comparable data. The hierarchy of such methodologies are presented in the above table and discussed below in descending rank.

Investment values derived by a third party pricing service are deemed Level III values since such values are not traded on an active public exchange and may represent a traded or broker quote on an asset that is infrequently traded.

Values derived for debt securities using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly basis, is certified as correct by the management of the company/issuer and audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for asset manager affiliates using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the asset manager affiliate. The Company recognizes that comparable asset managers may not be fully comparable to its asset manager affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population for which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping.

Values derived through use of discounted cash flow models and residual enterprise value models typically have little, if any, market activity or market-observable data for such investments. Such investments are grouped as Level III assets.

The changes in investments measured at fair value for which the Company has used Level III inputs to determine fair value are as follows:

	Six Months Ended June 30, 2008
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2007	$410,954,082	$31,020,000	$4,752,250	$58,585,360	$505,311,692
Transfers in/out of Level 3	—	—	—	—	—
Net accretion of discount	261,908	709,977	—	—	971,885
Purchases (sales), net	(21,826,128)	28,859,236	52,349	1,924,203	9,009,660
Total gain (loss) realized and unrealized included in earnings	(8,697,601)	(3,745,977)	(1,199,302)	4,700,487	(8,942,393)
Balance, June 30, 2008	$380,692,261	$56,843,236	$3,605,297	$65,210,050	$506,350,844
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(8,075,608)	$(3,745,977)	$(1,199,302)	$4,700,487	$(8,320,400)

5. AFFILIATE ASSET MANAGERS

Wholly-Owned Asset Manager

Prior to its IPO, the Company issued an aggregate of 2,226,333 common shares, having a value of approximately $33 million, to affiliates of Kohlberg & Co. to acquire Katonah Debt Advisors. As a result, Katonah Debt Advisors is a wholly-owned portfolio company. As of June 30, 2008, Katonah Debt Advisors and its affiliates had approximately $2.3 billion of assets under management.

Katonah Debt Advisors manages CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. At June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management and the Company’s 100% equity interest in Katonah Debt Advisors was valued at approximately $64 million. As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred stock.

On January 2, 2008, the Katonah Debt Advisors platform acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. As a result of the acquisition, approximately $60 million of fee paying assets under management integrated within the Katonah Debt Advisors asset management platform. In connection with the acquisition, Katonah Debt Advisors entered into employment agreements with three Scott’s Cove investment professionals, and expects these individuals will assist in structuring, raising and investing new funds to be managed by Katonah Debt Advisors.

The Company expects to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. By making investments in CLO Funds raised by Katonah Debt Advisors in the future, for which the Company expects to receive a current cash return, the Company can help Katonah Debt Advisors to raise these funds which in turn will increase its assets under management which will result in additional management fee income.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Any distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. The valuation is primarily based on an analysis of both a percentage of its assets under management and Katonah Debt Advisors’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately regarded entity for tax purposes, Katonah Debt Advisors, L.L.C. is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders. Generally, such distributions of Katonah Debt Advisors’ income to the Company’s shareholders will be considered as qualified dividends for tax purposes. Katonah Debt Advisors’ taxable net income will differ from GAAP net income for both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences between lease cash payments to GAAP straight line expense and adjustments for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Tax goodwill amortization was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, for tax purposes such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

At June 30, 2008 and at December 31, 2007 a net amount due from affiliates totaled approximately $320,000 and approximately $540,000, respectively.

Summarized financial information for Katonah Debt Advisors follows:

	As of June 30, 2008	As of December 31, 2007
	(Unaudited)	(Unaudited)
Assets:
Current assets	$8,704,543	$7,035,155
Noncurrent assets	355,718	396,111
Total assets	$9,060,261	$7,431,266
Liabilities:
Current liabilities	4,293,946	4,254,202
Total liabilities	$4,293,946	$4,254,202

	Six Months Ended June 30, 2008	Six Months Ended June 30, 2007
	(Unaudited)	(Unaudited)
Gross revenue	$7,077,883	$4,969,190
Total expenses	5,895,132	3,830,938
Net income (loss)	$1,182,751	$1,138,252
Dividends declared	$350,000	$—
Cumulative undistributed net income	$3,017,895	$1,065,542

 The Company intends to distribute the current and accumulated net income of Katonah Debt Advisors in the future.

Distressed Debt Platform

In December 2007, the Company committed to make an investment in a new distressed investment platform organized by Steven Panagos and Jonathan Katz named Panagos and Katz Situational Investing (“PKSI”). Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring Practice and Mr. Katz was the founding partner of Special Situations Investing, a distressed investing vehicle of JP Morgan. The Company expects that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to financial or operational distress. The Company also expects that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. The Company has committed to invest up to $2.5 million directly in PKSI through an investment in Class A shares. The Company has a 35% economic interest in PKSI through its investment in Class B shares on which it will receive its pro rata share of PKSI’s operating income and may make an investment of up to $25 million in the funds managed by PKSI on which the Company will receive investment income. PKSI may also source distressed debt opportunities in which we may make direct investments. As of June 30, 2008, the Company funded approximately $1.2 million of its $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI. As of June 30, 2008, PKSI had no significant operations.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of June 30, 2008	As of December 31, 2007
	(unaudited)
Secured revolving credit facility, $275 million commitment due October 1, 2012	$230,000,000	$255,000,000

On February 14, 2007, the Company entered into an arrangement under which the Company may obtain up to $200 million in financing (the “Facility”). On October 1, 2007, the Company amended the credit facility to increase the Company’s borrowing capacity from $200 million to $275 million, extend the maturity date from February 12, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. Interest is payable monthly.

Advances under the Facility are used by the Company primarily to make additional investments. The Company expects that the Facility will be secured by loans that it currently owns and the loans acquired by the Company with the advances under the Facility. The Company will borrow under the Facility through its wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I.

The weighted average daily debt balance for the three months ended June 30, 2008 and 2007 was approximately $235 million and $56 million, respectively. For the three months ended June 30, 2008 and 2007, the weighted average interest rate on weighted average outstanding borrowings was approximately 2.9 % and 5.3%, respectively, which excludes the amortization of deferred financing costs and facility and program fees on unfunded balances. The Company is in compliance with all its debt covenants. As of June 30, 2008, the Company had restricted cash balances of approximately $6 million which it maintained in accordance with the terms of the Facility. A portion of these funds, approximately $3 million, was released to the Company in July 2008.

7. DISTRIBUTABLE TAX INCOME

The Company intends to distribute quarterly dividends to its stockholders. The Company’s quarterly dividends, if any, will be determined by the Board of Directors. To maintain its RIC status, the Company must timely distribute an amount equal to at least 90% of its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution, for each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. At June 30, 2008, the Company had no current or accumulated undistributed taxable income.

For the quarter ended June 30, 2008, the Company declared a dividend on June 13, 2008 of $0.41 per share for a total of approximately $9 million. The record date was July 9, 2008 and the dividend was distributed on July 28, 2008.

The following reconciles net increase in stockholders’ equity resulting from operations to taxable income for the six months ended June 30, 2008:

Six Months Ended June, 2008
(Unaudited)
Pre-tax net increase in stockholders’ equity resulting from operations	$7,492,537
Net unrealized losses on investments transactions not taxable	8,320,400
Expenses not currently deductible	(476,470)

Taxable income before deductions for distributions	$15,336,467

Taxable income before deductions for distributions per outstanding share	$0.72

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of June 30, 2008 and December 31, 2007, the Company had committed to make a total of approximately $3 million and $4 million, respectively, of investments in various revolving senior secured loans, of which approximately $600,000 was funded as of June 30, 2008 and $865,000 was funded as of December 31, 2007. As of June 30, 2008 and December 31, 2007, the Company had committed to make a total of approximately $875,000 and $8 million, respectively, of investments in a delayed draw senior secured loans of which none was funded as of June 30, 2008 and approximately $5 million was funded as of December 31, 2007.

Katonah Debt Advisors is currently a party to an agreement with Bear Stearns entered into in connection with a warehouse credit line established to fund the initial accumulation of assets for three CLO funds, pursuant to which agreement Katonah Debt Advisors has undertaken certain “first loss” commitments, as described in more detail below. In return for Katonah Debt Advisors’ first loss commitment, Katonah Debt Advisors is entitled to receive net interest income from the underlying assets in the loan warehouse. In the future, Kohlberg Capital or Katonah Debt Advisors may enter into similar agreements in connection with funding the initial accumulation of senior secured corporate loans and certain other debt securities for future CLO Funds that Katonah Debt Advisors will manage. Such “first loss” commitments relate to (i) losses (if any) as a result of individual loan investments being ineligible for purchase by a new CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or, (ii) if a new CLO Fund has not been completed before the expiration of the related warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of loans and debt securities funded by such warehouse credit line. In return for our first loss commitment, we receive net interest income from the underlying assets in the loan warehouse.

Katonah Debt Advisors has engaged Bear Stearns to structure and raise three CLO funds, to be named Katonah 2007-I CLO Ltd. (“Katonah 2007”), Katonah 2008-I CLO Ltd. (“Katonah 2008-I”) and Katonah 2008-II CLO Ltd. (“Katonah 2008-II” and, together with Katonah 2007 and Katonah 2008-I, the “CLO Funds”), and to be managed by Katonah Debt Advisors (directly or indirectly through a services contract with an affiliate of Katonah Debt Advisors). The agreement with Bear Stearns survives the merger of Bear Stearns with JPMorgan Chase in June 2008 and continues to be in effect in accordance with its original terms. As part of this engagement, Katonah Debt Advisors entered into certain credit lines with Bear Stearns to accumulate and fund into a loan warehouse the initial assets for the CLO Funds. As mentioned above, Katonah Debt Advisors has undertaken a first loss commitment, requiring Katonah Debt Advisors to reimburse Bear Stearns for (i) certain losses (if any) incurred on the assets warehoused for the CLO Funds prior to their completion, or (ii) if one or all of the CLO Funds fail to close, a portion of the losses (if any) on the resale of the warehoused assets. On January 23, 2008, Katonah Debt Advisors and Bear Stearns closed Katonah 2007. Kohlberg Capital received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in Katonah 2007. Approximately $212 million of assets were transferred from the loan warehouse into Katonah 2007 and such assets are no longer subject to a first loss obligation. While the securities issued by the CLO funds managed by Katonah Debt Advisors are primarily held by third parties, Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of Katonah 2007. In connection with the closing of Katonah 2007, Katonah Debt Advisors’ maximum first loss obligation amount under its commitment letter with Bear Stearns was reduced from $22.5 million to $18 million.

As of June 30, 2008, Katonah 2008-I and Katonah 2008-II had acquired an aggregate of approximately $152 million and $123 million in assets, respectively, determined on the basis of the par value of such assets. If the portfolio of remaining warehoused assets for Katonah 2008-I and Katonah 2008-II had been liquidated in accordance with the terms of the engagement with Bear Stearns on June 30, 2008, the loss on such portfolio would have exceeded our maximum first loss obligation. Katonah Debt Advisors is currently in discussions with Bear Stearns regarding the timing and structure of the remaining CLO Funds, and its ability to access the warehouse credit line contemplated by the Bear Stearns commitment letter.

As of June 30, 2008, the Company funded approximately $1.2 of our $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI.

9. STOCKHOLDERS’ EQUITY

On December 11, 2006, the Company completed its IPO of 14,462,000 shares of common stock at $15.00 per share, less an underwriting discount and IPO expenses paid by the Company totaling $1.22 per share for net proceeds of approximately $200 million. Prior to its IPO, the Company issued to affiliates of Kohlberg & Co. a total of 3,484,333 shares of its common stock for the acquisition of certain subordinated securities issued by CLO Funds and for the acquisition of Katonah Debt Advisors. On April 28, 2008 the Company completed a rights offering which resulted in the issuance of 3.1 million common shares and net proceeds of approximately $27 million. During the year ended December 31, 2007, the Company issued 71,366 shares of common stock under its dividend reinvestment plan. During the six months ended June 30, 2008, the Company issued 116,783 shares of common stock under its dividend reinvestment plan and 100,250 shares of restricted stock. The total number of shares issued and outstanding as of June 30, 2008 was 21,334,732 and 21,234,482, respectively and shares issued and outstanding as of December 31, 2007 was 18,017,699.

10. STOCK OPTIONS

During 2006 and as amended in 2008, the Company established a stock option plan (the “Plan”) and reserved 2,000,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted.

On December 11, 2006, concurrent with the completion of the Company’s IPO, options to purchase a total of 910,000 shares of common stock were granted to the Company’s executive officers and directors with an exercise price per share of $15.00 (the public offering price of the common stock). Such options vest equally over two, three or four years from the date of grant and have a ten-year exercise period. During the year ended December 31, 2007, the Company granted 495,000 options to its employees with a weighted average exercise price per share of $16.63, with a risk-free rate ranging between 4.6% to 5.3%, with volatility rates ranging between 20.5% to 22.4% and for which 25% of such options vest on each of the subsequent four grant date anniversaries and have a ten-year exercise period. During the six months ended June 30, 2008, and as approved by shareholders during the annual shareholders’ meeting on June 13, 2008, 20,000 options were granted to non-employee directors as partial annual compensation for their services as director. These grants were made with a ten-year exercise period with an exercise price of $11.97, with a risk free rate of 4.6% with a volatility rate of 28% and for which 50% of such options vest upon grant date and 50% vest on the first grant date anniversary.

During the year ended December 31, 2007, 90,000 options granted to employees were forfeited. During the six months ended June 30, 2008, 15,000 options granted to employees were forfeited. As of June 30, 2008, 1,320,000 total options were outstanding, 412,500 of which were exercisable. The options have an estimated remaining contractual life of 8 years and 6 months.

During the six months ended June 30, 2008, the weighted average grant date fair value per share for options granted during the period was $1.50. During the year ended December 31, 2007, the weighted average grant date fair value per share for options granted during the period was $1.90. For both the six months ended June 30, 2008 and the year ended December 31, 2007, the weighted average grant date fair value per share for options forfeited during the period was $1.81. Information with respect to options granted, exercised and forfeited under the Plan for the six months ended June 30, 2008 is as follows:

	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value [1]
Options outstanding at January 1, 2008	1,315,000	$15.52
Granted	20,000	$11.97
Exercised	—
Forfeited	(15,000)	$16.36

Outstanding at June 30, 2008	1,320,000	$15.46	8.5	$—

Total vested at June 30, 2008	412,500	$15.33	8.5

1 Represents the difference between the market value of the options at June 30, 2008 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants. For the six months ended June 30, 2008, total stock option expense of approximately $310,000 was recognized and expensed at the Company; of this amount approximately $250,000 was expensed at the Company and approximately $60,000 was expensed at Katonah Debt Advisors. At June 30, 2008, the Company had approximately $1.2 million of compensation cost related to unvested stock-based awards the cost for which is expected to be recognized and allocated between the Company and Katonah Debt Advisors over a weighted average period of 2.0 years.

Restricted Stock

On June 13, 2008, the Company’s shareholders approved the Company’s 2006 Equity Incentive Plan, as amended. As of June 13, 2008, the board of directors had approved the grant of awards of 100,250 shares of restricted stock to certain executive officers of the Company. Such awards of restricted stock will vest as to 50% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date. During the six months ended June 30, 2008, the Company recognized non-cash compensation expense of approximately $12,000 relating to restricted stock grants. Dividends are paid on all outstanding shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s termination of employment.

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive shares of the Company's common stock to receive 1 share of restricted stock for every 5 options so cancelled. The shares of restricted stock received by employees through any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. On June 30, 2008 none of such shares were vested. Subsequently on July 1, 2008, employees holding options to purchase 1,250,000 shares individually entered into agreements to cancel such options and to receive 250,000 shares of restricted stock. As a result, as of July 1, 2008, after giving effect to these option cancellations and restricted stock awards, there were options to purchase 70,000 shares of common stock outstanding and there were 350,250 shares of restricted stock outstanding.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the three and six months ended June 30, 2008, the Company made contributions to the 401K Plan of approximately $10,000 and $20,000. The Company contributed $5,000 for both the three and six months ended June 30, 2007.

The Company has also adopted a deferred compensation plan (“Pension Plan”) effective January 1, 2007. Employees are eligible for the Pension Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Pension Plan. On behalf of the employee, the Company contributes to the Pension Plan 1) 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Pension Plan after five years of service. For the three and six months ended June 30, 2008, the Company made contributions to the Pension Plan of approximately $50,000 and $100,000. The Company contributed $25,000 for both the three and six months ended June 30, 2007.

12. IMPACT OF NEW ACCOUNTING STANDARDS

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of a company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company has determined that adoption of SFAS 159 does not have an impact on the Company’s financial position or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The Company expects that the adoption of SFAS 161 will not have an impact on the Company’s financial position or results of operations.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information contained in this section should be read in conjunction with our financial statements and notes thereto appearing elsewhere in this quarterly report. In addition, some of the statements in this report constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this report, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to acquire or originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this report include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax treatment;

•	our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies, including Katonah Debt Advisors.

There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this quarterly report, please see the discussion under “Risk Factors” in Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this quarterly report relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this quarterly report.

GENERAL

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors and its affiliates (collectively, “Katonah Debt Advisors”), manage collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., LLC (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. As of June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

As a Regulated Investment Company (“RIC”), we intend to distribute to our stockholders substantially all of our net taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at June 30, 2008 was $13.14. On June 30, 2008, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $10.00.

KEY QUANTITATIVE AND QUALITATIVE FINANCIAL MEASURES AND INDICATORS

Net Asset Value

Our net asset value (“NAV”) per share was $13.14 and $14.38 as of June 30, 2008 and December 31, 2007, respectively. As we must report our assets at fair value for each reporting period, NAV also represents the amount of stockholder’s equity per share for the reporting period. Our NAV is comprised mostly of investment assets less debt and other liabilities:

	June 30, 2008 (unaudited)		December 31, 2007
	Fair Value	per Share	Fair Value	per Share
Investments at fair value:
Investments in debt securities	$380,692,261	$17.93	$410,954,082	$22.81
Investments in CLO Fund securities	56,843,236	2.68	31,020,000	1.72
Investments in equity securities	3,605,297	0.17	4,752,250	0.27
Investments in asset manager affiliates	65,210,050	3.07	58,585,360	3.25
Cash and cash equivalents	14,291,881	0.67	12,088,529	0.67
Other assets	12,232,776	0.58	15,741,738	0.87

Total Assets	$532,875,501	$25.10	$533,141,959	$29.59
Borrowings	$230,000,000	$10.83	$255,000,000	$14.15
Other liabilities	23,896,457	1.13	19,073,795	1.06

Total Liabilities	$253,896,457	$11.96	$274,073,795	$15.21

NET ASSET VALUE	$278,979,044	$13.14	$259,068,164	$14.38

Leverage

We use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. As of June 30, 2008, we had $230 million of outstanding borrowings and our asset coverage was 221%. Our borrowings are made pursuant to a revolving credit facility which permits maximum borrowings of up to $275 million and has a final maturity on October 1, 2012.

Investment Portfolio Summary Attributes as of and for the Six Months Ended June 30, 2008

Our investment portfolio generates net investment income which is generally used to fund our dividend. Our investment portfolio consists of three primary components: debt securities, CLO Fund securities and our investment in our wholly owned asset manager, Katonah Debt Advisors. We also have investments in equity securities of approximately $4 million, which comprises approximately 1% of our investment portfolio. Below are summary attributes for each of our primary investment portfolio components (see “Investment Portfolio” and “Investments and Operations” for a more detailed description) as of and for the six months ended June 30, 2008:

Debt Securities

•	represent approximately 75% of total investment portfolio;

•	represent credit instruments issued by corporate borrowers;

•	no asset-backed securities such as those secured by commercial mortgages or residential mortgages and no consumer borrowings;

•	primarily senior secured and junior secured loans (43% and 25% respectively);

•	spread across 26 different industries and 88 different entities;

•	average balance per entity of approximately $4.3 million;

•	all but two issuers current on their debt service obligations;

•	weighted average interest rate of 8.0%.

CLO Fund Securities (as of the last monthly trustee report prior to June 30, 2008 unless otherwise specified)

•	represent approximately 11% of total investment portfolio at June 30, 2008;

•	represent investments in subordinated securities or equity securities issued by CLO Funds;

•	all CLO Funds invest primarily in credit instruments issued by corporate borrowers;

•	no asset-backed securities such as those secured by commercial mortgages or residential mortgages and no consumer borrowings;

•	all CLO Funds have made all required cash payments to all classes of investors;

•	no ratings downgrades -all CLO Funds have maintained their original issue credit ratings on all rated classes of securities;

•	nine different CLO Fund securities; five of such CLO Funds are managed by Katonah Debt Advisors;

•	seasoned CLOs currently providing an annualized 34% cash return on investment during the twelve months ended June 30, 2008.

Katonah Debt Advisors

•	represents approximately 13% of total investment portfolio;

•	represents our 100% ownership of the equity interest of a profitable CLO Fund manager focused on corporate credit investing;

•	Katonah Debt Advisors has approximately $2.3 billion of assets under management;

•	receives contractual and recurring asset management fees based on par value of managed investments;

•	typically receives a one-time structuring fee upon completion of a new CLO Fund;

•	may receive an incentive fee upon liquidation of a CLO Fund provided that the CLO Fund achieves a minimum designated return on investment;

•	dividends paid by Katonah Debt Advisors are recognized as dividend income from affiliate asset manager on our statement of operations and are an additional source of income to pay our dividend;

•	for the six months ended June 30, 2008, Katonah Debt Advisors had after-tax net income of approximately $1.2 million;

•	for the six months ended June 30, 2008, Katonah Debt Advisors distributed $350,000 of such income in the form of a dividend which is recognized as current earnings to the Company.

Revenue

Revenues consist primarily of investment income from interest and dividends on our investment portfolio and various ancillary fees related to our investment holdings.

Interest from Investments in Debt Securities. We generate interest income from our investments in debt securities which consist primarily of senior and junior secured loans. Our debt securities portfolio is spread across multiple industries and geographic locations, and as such, we are broadly exposed to market conditions and business environments. As a result, although our investments are exposed to market risks, we continuously seek to limit concentration of exposure in any particular sector or issuer.

Dividends from Investments in CLO Fund Securities. We generate dividend income from our investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The Company distinguishes CLO Funds managed by Katonah Debt Advisors as “CLO fund securities managed by affiliate.” The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. Our CLO Fund securities are subordinate to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

Dividends from Affiliate Asset Manager. We generate dividend income from our investment in Katonah Debt Advisors, an asset management company, which is a wholly-owned portfolio company that manages CLO Funds that invest primarily in broadly syndicated non-investment grade loans, high yield bonds and other credit instruments issued by corporations. As a manager of CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for its management and advisory services. In addition, Katonah Debt Advisors may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. The annual management fees which Katonah Debt Advisors receives are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as Katonah Debt Advisors manages the fund. As a result, the annual management fees earned by Katonah Debt Advisors generally are not subject to market value fluctuations in the underlying collateral. In future years, Katonah Debt Advisors may receive incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Capital Structuring Service Fees. We may earn ancillary structuring and other fees related to the origination and or investment in debt and investment securities.

Expenses

Expenses consist primarily of interest expense on outstanding borrowings, compensation expense and general and administrative expenses, including professional fees.

Interest and Amortization of Debt Issuance Costs. Interest expense is dependent on the average outstanding balance on our revolving credit facility and the base index rate for the period. Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing.

Compensation Expense. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued as bonuses are paid annually. Our compensation arrangements with our employees contain a significant profit sharing and/or performance based bonus component. Therefore, as our net revenues increase, our compensations costs may also rise. In addition, our compensation expenses may also increase to reflect increased investment in personnel as we grow our products and businesses.

Professional Fees and General and Administrative Expenses. The balance of our expenses include professional fees, occupancy costs and general administrative and other costs.

Net Unrealized Appreciation on Investments

During the three and six months ended June 30, 2008, the Company’s investments had a decrease in net unrealized appreciation of approximately $465,000 and $8.3 million, respectively. The decrease in net unrealized appreciation for the three months ended June 30, 2008 is primarily due to i) an approximate $340,000 net decrease in the market value of certain broadly syndicated loans as a result of current market conditions; ii) an approximate $950,00 decrease in the net value of CLO equity investments as a result of current market conditions (there are no CLO Funds in payment default—all CLO Funds are providing a current cash return and have maintained their original ratings); and, iii) an approximate $825,000 increase in the value of Katonah Debt Advisors due to an increase in assets under management to $2.3 billion at June 30, 2008.

The decrease in net unrealized appreciation for the six months ended June 30, 2008 is primarily due to i) an approximate $9.3 million net decrease in the market value of certain broadly syndicated loans and equity investments as a result of current market conditions; ii) an approximate $3.7 million decrease in the net value of CLO equity investments as a result of current market conditions (there are no CLO Funds in payment default—all CLO Funds are providing a current cash return and have maintained their original ratings); and, iii) an approximate $4.7 million increase in the value of Katonah Debt Advisors due to an increase in assets under management to $2.3 billion at June 30, 2008.

Net Increase in Stockholders’ Equity Resulting From Operations

The net increase in stockholders’ equity resulting from operations for the three months ended June 30, 2008 and 2007 was approximately $7 and $17 million, respectively, or $0.36 and $0.94 per share, respectively. The net increase in stockholders’ equity resulting from operations for the six months ended June 30, 2008 and 2007 was approximately $7 and $31 million, respectively, or $0.39 and $1.72 per share, respectively.

Net Investment Income and Net Realized Gains

Net investment income and net realized gains represents the net increase in stockholders’ equity before net unrealized appreciation or depreciation on investments. For the three months ended June 30, 2008 and 2007, net investment income and realized gains was approximately $8 million and $5 million, respectively, or $0.38 and $0.30 per share, respectively. For the six months ended June 30, 2008 and 2007, net investment income and realized gains was approximately $16 million and $10 million, respectively, or $0.82 and $0.57 per share, respectively. Generally, we seek to fund our dividend from net investment income and net realized gains. For the six months ended June, 2008, dividend distributions totaled approximately $16 million or $0.82 per share.

Dividends

We intend to continue to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary net taxable income for the calendar year;

•	98% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and

•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

Generally, we seek to fund our dividend from GAAP current earnings, primarily from net interest and dividend income generated by our investment portfolio and without a return of capital or a high reliance on realized capital gains. The following table sets forth the dividends declared by us since our initial public offering, which represent an amount equal to our estimated net investment company income for the specified quarter, including undistributed income from Katonah Debt Advisors, plus a portion of the undistributed amount of 2006 net investment company income distributed in 2007:

	Dividend	Declaration Date	Record Date	Pay Date
2008:
First quarter	$0.41	3/14/08	4/8/07	4/28/08
Second quarter	0.41	6/13/08	7/9/08	7/28/08

2007:
Fourth quarter	$0.39	12/14/07	12/24/07	1/24/08
Third quarter	0.37	9/24/07	10/10/07	10/26/07
Second quarter	0.35	6/8/07	7/9/07	7/23/07
First quarter	0.29	3/13/07	4/6/07	4/17/07

Total declared for 2007	$1.40

Due to our ownership of Katonah Debt Advisors and certain timing, structural and tax considerations our dividend distributions may include a return of capital for tax purposes. For the six months ended June 30, 2008, Katonah Debt Advisors earned approximately $1.2 million of GAAP net income and distributed $350,000 in dividends to us and for the year ended December 31, 2007, Katonah Debt Advisors earned approximately $3 million of GAAP net income and distributed $500,000 in dividends to us; dividends are recorded as declared by Katonah Debt Advisors as income on our statement of operations. The Company intends to distribute, in the form of a dividend, the accumulated undistributed net income of Katonah Debt Advisors in the future.

INVESTMENT PORTFOLIO

Investment Objective

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies, and from our investment in Katonah Debt Advisors. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. We will primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of our total investment portfolio. We invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by residential mortgages or other consumer borrowings.

The following table shows the Company’s portfolio by security type at June 30, 2008 and December 31, 2007:

	June 30, 2008 (unaudited)			December 31, 2007
Security Type	Cost	Fair Value	% [1]	Cost	Fair Value	% [1]
Senior Secured Loan	$223,245,488	$216,214,013	42.7%	$265,390,844	$260,138,674	51.5%
Junior Secured Loan	136,744,636	125,317,627	24.7	120,620,715	113,259,293	22.4
Mezzanine Investment	33,057,899	31,933,121	6.3	32,418,975	33,066,115	6.5
Senior Subordinated Bond	3,008,716	2,287,500	0.5	3,009,230	2,490,000	0.5
Senior Unsecured Bond	5,196,812	4,940,000	1.0	2,000,000	2,000,000	0.4
CLO Fund Securities	65,630,476	56,843,236	11.2	36,061,264	31,020,000	6.1
Equity Securities	5,096,298	3,605,297	0.7	5,043,950	4,752,250	1.0
Affiliate Asset Managers	35,394,198	65,210,050	12.9	33,469,995	58,585,360	11.6

Total	$507,374,523	$506,350,844	100.0%	$498,014,973	$505,311,692	100.0%

1 Represents percentage of total portfolio at fair value.

Investment Securities

We invest in senior secured loans and mezzanine debt and, in the future and to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other industries if we are presented with attractive opportunities.

Kohlberg Capital’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Duff & Phelps, LLC, an independent valuation firm, provided third party valuation consulting services to Kohlberg Capital’s Board of Directors which consisted of certain limited procedures that the Company’s Board of Directors identified and requested them to perform. Kohlberg Capital’s Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

At June 30, 2008, the Company’s investments in loans and debt securities, excluding CLO Fund securities, had a weighted average interest rate of approximately 8.0%.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will provide a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also avoid concentrations in any one industry or issuer. We manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

The investment portfolio (excluding the Company’s investment in asset management affiliates and CLO Funds) at June 30, 2008 is spread across 26 different industries and 89 different entities with an average balance of approximately $4.3 million. As of June 30, 2008, all but two of our portfolio companies were current on their debt service obligations. The Company’s portfolio, including the CLO Funds in which it invests, and the CLO Funds managed by Katonah Debt Advisors consist almost exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities, such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States, which investments are generally not anticipated to be in excess of 10% of our investment portfolio at the time such investments are made. At June 30, 2008, approximately 13% of our investments were foreign assets (including our investments in CLO Funds, which are typically domiciled outside the U.S. and represent approximately 11% of our portfolio). As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Kohlberg & Co. or any fund that it manages has a pre-existing investment.

At June 30, 2008, our ten largest portfolio companies represented approximately 34% of the total fair value of our investments. Our largest investment, Katonah Debt Advisors which is our wholly-owned portfolio company, represented 13% of the total fair value of our investments. Excluding Katonah Debt Advisors and CLO Fund securities, our ten largest portfolio companies represent approximately 17% of the total fair value of our investments.

CLO Fund Securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. As of June 30, 2008, we had $57 million invested in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. During the six months ended June 30, 2008 and in connection with the closing of Katonah Debt Advisor’s most recent CLO Fund on January 23, 2008, we invested approximately $29 million to acquire all of the shares of the most junior class of securities of the CLO Fund. As of June 30, 2008, all of the CLO Funds in which the Company holds investments maintained the original issue credit ratings on all rated classes of their securities, were distributing cash flows to all classes of investors and were performing in line with expectations with no breach of any material covenants. Our CLO Fund securities as of June 30, 2008 and December 31, 2007 are as follows:

			June 30, 2008		December 31, 2007
CLO Fund Securities	Investment	% [1]	Cost	Fair Value	Cost	Fair Value
Grant Grove CLO, Ltd.	Subordinated Securities	22.2%	$4,521,101	$4,250,000	$4,415,580	$4,250,000
Katonah III, Ltd.	Preferred Shares	23.1	4,500,000	1,394,000	4,500,000	2,810,000
Katonah IV, Ltd.	Mezzanine Investment	17.1	3,150,000	1,012,000	3,150,000	2,420,000
Katonah V, Ltd.	Preferred Shares	26.7	3,320,000	831,000	3,320,000	420,000
Katonah VII CLO Ltd. [2]	Subordinated Securities	16.4	4,500,000	3,526,000	4,500,000	3,950,000
Katonah VIII CLO Ltd. [2]	Subordinated Securities	10.3	3,400,000	2,955,000	3,400,000	3,290,000
Katonah IX CLO Ltd. [2]	Preferred Shares	6.9	2,000,000	2,141,000	2,000,000	2,000,000
Katonah X CLO Ltd. [2]	Subordinated Securities	33.3	11,055,435	11,875,000	10,775,684	11,880,000
Katonah 2007-1 CLO Ltd. [2]	Subordinated Securities	100.0	29,183,940	28,859,236	—	—

Total			$65,630,476	$56,843,236	$36,061,264	$31,020,000

1 Represents percentage of class held.
2 An affiliate CLO Fund managed by Katonah Debt Advisors.

The CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have any investment are generally diversified secured or unsecured corporate debt. The underlying assets in our CLO Funds exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The table below summarizes certain attributes of each CLO Fund as per their June 2008 trustee report:
CLO Fund Securities[1]	Number of Securities	Number of Issuers	Number of Industries	Average Security Position Size	Average Issuer Position Size
Grant Grove CLO, Ltd.	236	177	33	$1,205,181	$1,606,908
Katonah III, Ltd.	281	195	35	1,279,087	1,843,198
Katonah IV, Ltd.	313	218	28	1,059,902	1,521,787
Katonah V, Ltd.	345	242	30	657,560	937,431
Katonah VII CLO Ltd.	243	174	33	1,395,979	1,949,556
Katonah VIII CLO Ltd	242	170	32	1,560,538	2,221,472
Katonah IX CLO Ltd	240	178	33	1,650,340	2,225,178
Katonah X CLO Ltd	229	176	30	2,019,771	2,627,997
Katonah 2007-1 CLO Ltd	181	141	31	1,682,953	2,160,386

1 All data from most recent Trustee reports as of 6/30/2008

Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. As of June 30, 2008, Katonah Debt Advisors had approximately $2.3 billion of assets under management, and was valued at approximately $64 million.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as a one-time structuring fee from the CLO Funds for its management and advisory services. In addition, Katonah Debt Advisors may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. The annual management fees which Katonah Debt Advisors receives are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as Katonah Debt Advisors manages the fund. As a result, the annual management fees earned by Katonah Debt Advisors are not subject to market value fluctuations in the underlying collateral. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

We expect to continue to make investments in CLO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. We expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in Katonah Debt Advisors.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to us. Cash distributions of Katonah Debt Advisors’ net income is recorded as dividends from affiliate asset manager when declared. As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. The valuation is based primarily on a percentage of its assets under management and/or based on Katonah Debt Advisors’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss.

For the six months ended June 30, 2008, Katonah Debt Advisors had after-tax net income of approximately $1.2 million.

PORTFOLIO AND INVESTMENT ACTIVITY

Our primary business is lending to and investing in middle-market businesses through investments in senior secured loans, junior secured loans, subordinated/mezzanine debt investments, CLO equity investments and other equity-based investments, which may include warrants.

Total portfolio investment activity for the six months ended June 30, 2008 and for the years ended December 31, 2007 and December 31, 2006 was as follows:

	Debt Securities	CLO Fund Securities	Equity Securities	Affiliate Asset Managers	Total Portfolio
2006 Activity:
Purchases / originations /draws	$191,706,724	$20,870,000	$—	$33,394,995	$245,971,719
Pay-downs / pay-offs / sales	(533,315)	—	—	(72,710)	(606,025)
Net amortized premium	(406,025)	—	—	—	(406,025)
Increase in fair value	—	—	—	4,252,710	4,252,710

Fair Value at December 31, 2006	$190,767,384	$20,870,000	$—	$37,574,995	$249,212,379
2007 Activity:
Purchases / originations /draws	$336,182,774	$14,775,000	$5,043,950	$75,000	$356,076,724
Pay-downs / pay-offs / sales	(104,037,559)	—	—	—	(104,037,559)
Net accretion of discount	260,848	416,264	—	—	677,112
Net realized gains	266,317	—	—	—	266,317
Increase (decrease) in fair value	(12,485,682)	(5,041,264)	(291,700)	20,935,365	3,116,719

Fair Value at December 31, 2007	$410,954,082	$31,020,000	$4,752,250	$58,585,360	$505,311,692
Year to Date 2008 Activity:
Purchases / originations /draws	$33,592,201	$28,859,236	$52,349	$1,924,203	$64,427,989
Pay-downs / pay-offs / sales	(55,418,329)	—	—	—	(55,418,329)
Net accretion of discount	261,908	709,977	—	—	971,885
Net realized losses	(621,993)	—	—	—	(621,993)
Increase (decrease) in fair value	(8,075,608)	(3,745,977)	(1,199,302)	4,700,487	(8,320,400)

Fair Value at June 30, 2008	$380,692,261	$56,843,236	$3,605,297	$65,210,050	$506,350,844

In December 2007, we committed to make an investment in a new distressed investment platform organized by Steven Panagos and Jonathan Katz and named Panagos and Katz Situational Investing (“PKSI”). Mr. Panagos was most recently national practice leader of Kroll Zolfo Cooper’s Corporate Advisory and Restructuring Practice and Mr. Katz was the founding partner of Special Situations Investing, a distressed investing vehicle of JP Morgan. We expect that funds managed by PKSI will invest in the debt and equity securities of companies that are restructuring due to financial or operational distress. We also expect that PKSI may selectively originate new credit facilities with borrowers that are otherwise unable to access traditional credit markets. We committed to invest up to $2.5 million directly in PKSI through an investment in Class A shares. We have a 35% economic interest in PKSI through our investment in Class B shares on which we will receive our pro rata share of its operating income and may make an investment of up to $25 million in funds managed by PKSI on which we will receive investment income. PKSI may also source distressed debt opportunities in which we may make direct investments. As of June 30, 2008, we funded approximately $1.2 million of our $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI.

Both Katonah Debt Advisors and PKSI are considered affiliate investments. As of June 30, 2008, our affiliate asset manager investments at fair value are approximately $65 million.

The level of investment activity for investments funded and principal repayments for our investments can vary substantially from period to period depending on the number and size of investments that we invest in or divest of, and many other factors, including the amount and competition for the debt and equity securities available to middle market companies, the level of merger and acquisition activity for such companies and the general economic environment.

RESULTS OF OPERATIONS

The principal measure of our financial performance is the net increase in stockholders’ equity resulting from operations which includes net investment income (loss) and net realized and unrealized gain (loss). Net investment income (loss) is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments, is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Set forth below is a discussion of our results of operations for the three and six months ended June 30, 2008 and 2007.

Investment Income

Investment income for the three months ended June 30, 2008 and 2007 was approximately $12 million and $9 million, respectively. Of this amount, approximately $7 million in each period was attributable to interest income on our loan and bond investments. For the three months ended June 30, 2008 and 2007 approximately $1,000 and $805,000, respectively, of such interest income was attributable to interest on assets accumulated for future CLO issuances on which Katonah Debt Advisors entered into a first loss agreement in connection with loan warehouse arrangements for Katonah Debt Advisors CLO Funds. Approximately $5 million and $2 million, respectively, of investment income is attributable to dividends earned on CLO equity investments.

Investment income for the six months ended June 30, 2008 and 2007 was approximately $27 million and $15 million, respectively. Of this amount, approximately $17 million and $11 million, respectively was attributable to interest income on our loan and bond investments. For the six months ended June 30, 2008 and 2007 approximately $470,000 and $875,000, respectively, of such interest income was attributable to interest on assets accumulated for future CLO issuances on which Katonah Debt Advisors entered into a first loss agreement in connection with loan warehouse arrangements for Katonah Debt Advisors CLO Funds. Approximately $8 million and $3 million, respectively, of investment income is attributable to dividends earned on CLO equity investments.

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our debt securities portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio. Dividends from CLO Fund securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of income on our CLO Fund securities.

Dividends from Affiliate Asset Manager

As of June 30, 2008, our investment in Katonah Debt Advisors was approximately $64 million. For the three months ended June 30, 2008 and 2007, Katonah Debt Advisors had GAAP net income of approximately $240,000 and $650,000, respectively. For the six months ended June 30, 2008 and 2007, Katonah Debt Advisors had GAAP net income of approximately $1.2 million and $1.1 million, respectively. For the three months ended June 30, 2008 and 2007 no distributions of Katonah Debt Advisors’ net income were made. During the six months ended June 30, 2008 distributions of Katonah Debt Advisors’ net income totaled $350,000; no such distributions were made during the six months ended June 30, 2007. Distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. The Company intends to distribute the accumulated undistributed net income of Katonah Debt Advisors in the future. For purposes of calculating distributable tax income for required quarterly dividends as a RIC, Katonah Debt Advisors’ net income is further reduced by approximately $2 million per annum for tax goodwill amortization resulting from its acquisition by us prior to our initial public offering. As a result, the amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses).

Expenses

Total expenses for the three months ended June 30, 2008 and 2007 was approximately $4.6 million and $3.3 million, respectively. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $2.4 million and $1.1 million, respectively, on average debt outstanding of $235 million and $56 million, respectively. Approximately $1.5 million and $915,000, respectively, of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the three months ended June 30, 2008 and 2007. For the three months ended June 30, 2008, other expenses included approximately $675,000 for professional fees, insurance, administrative and other. For the three months ended June 30, 2007, expenses included approximately $1.3 million for professional fees, insurance, administrative and other. For the three months ended June 30, 2008 and 2007, administrative and other costs totaled approximately $305,000 and $320,000, respectively, and include occupancy expense, insurance, technology and other office expenses.

Total expenses for the six months ended June 30, 2008 and 2007 was approximately $10.2 million and $5.0 million, respectively. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $5.7 million and $1.2 million, respectively, on average debt outstanding of $245 million and $30 million, respectively. Approximately $2.7 million and $1.7 million, respectively, of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the six months ended June 30, 2008 and 2007. For the six months ended June 30, 2008, other expenses included approximately $1.7 million for professional fees, insurance, administrative and other, and for the six months ended June 30, 2007, $2.1 million for professional fees, insurance, administrative and other. For the six months ended June 30, 2008 and 2007, administrative and other costs totaled approximately $650,000 and $620,000, respectively, and include occupancy expense, insurance, technology and other office expenses.

Interest and compensation expense are generally expected to be our largest expenses each period. Interest expense is dependent on the average outstanding principal balance on our revolving credit facility and the base index rate for the period. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued since bonuses are paid annually.

Net Unrealized Appreciation on Investments

During the three months ended June 30, 2008 and 2007, our total investments had a decrease in net unrealized appreciation of approximately $465,000 and an increase of $11.5 million, respectively. Of this amount, Katonah Debt Advisors had unrealized appreciation of approximately $825,000 and $12.3 million, respectively, offset by unrealized losses of approximately $1.3 million and $820,000, respectively, on debt securities, equity securities and CLO Fund securities in our investment portfolio.

During the six months ended June 30, 2008 and 2007, our total investments had a decrease in net unrealized appreciation of approximately $8.3 million and an increase of $20.5 million, respectively. Of this amount, Katonah Debt Advisors had unrealized appreciation of approximately $4.7 million and $21.4 million, respectively, offset by unrealized losses of approximately $13.0 million and $845,000, respectively, on debt securities, equity securities and CLO Fund securities in our investment portfolio.

The increase in the unrealized value of Katonah Debt Advisors is primarily as a result of an increase in Katonah Debt Advisors’ assets under management to $2.3 billion as on June 30, 2008. During the six months ended June 30, 2008, Katonah Debt Advisors increased its assets under management through the completion of the formation of Katonah 2007-1 CLO Ltd., which included approximately $315 million in assets. In addition, as of June 30, 2008, Katonah Debt Advisors had aggregated assets of approximately $275 million for new funds it expects to complete during 2008.

Net Increase in Stockholders’ Equity Resulting From Operations

The net increase in stockholders’ equity resulting from operations for the three and six months ended June 30, 2008 was approximately $7.3 million and $7.5 million, respectively, or $0.36 and $0.39 per share.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay dividends to our stockholders and other general business needs. We recognize the need to have funds available for operating our business and to make investments. We seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. We plan to satisfy our liquidity needs through normal operations with the goal of avoiding unplanned sales of assets or emergency borrowing of funds.

In addition to the traditional sources of available funds (issuance of new equity, debt or undrawn warehouse facility capacity), in the future, we may raise additional cash funds through the securitization of assets on our balance sheet through our wholly-owned asset manager, Katonah Debt Advisors. Such a securitization will provide cash for new investments on our balance sheet as well as additional management fee income and potentially increased value (as a result of increased assets under management) for Katonah Debt Advisors.

As a BDC, we are limited in the amount of leverage we can incur to finance our investment portfolio. We are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock. As a result, our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

As of June 30, 2008 and December 31, 2007 the fair value of investments and cash and cash equivalents were as follows:
	Investments at Fair Value
Security Type	June 30, 2008	December 31, 2007
Cash and cash equivalents	$14,291,881	$12,088,529
Senior Secured Loan	216,214,013	260,138,674
Junior Secured Loan	125,317,627	113,259,293
Mezzanine Investment	31,933,121	33,066,115
Senior Subordinated Bond	2,287,500	2,490,000
Senior Unsecured Bond	4,940,000	2,000,000
CLO Fund Securities	56,843,236	31,020,000
Equity Securities	3,605,297	4,752,250
Affiliate Asset Managers	65,210,050	58,585,360

Total	$520,642,725	$517,400,221

On February 14, 2007, we entered into a securitization revolving credit facility (the “Facility”) under which we had a right to obtain up to $200 million in financing loaned by or through BMO Capital Markets Corp. On October 1, 2007, the Company amended the Facility to increase the Company’s borrowing capacity from $200 million to $275 million, extend the maturity date from February 12, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points, to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. Interest is payable monthly. Advances under the Facility are used by us primarily to make additional investments. The Facility is secured by loans acquired by us with the advances under the Facility. We will borrow under the Facility through its wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I.

As of June 30, 2008, the outstanding balance on the Facility was $230 million with available additional borrowing capacity of $45 million. As of June 30, 2008, we had restricted cash balances of approximately $6 million which we maintained in accordance with the terms of our Facility. A portion of these funds, approximately $3 million, was released to us in July 2008.

We expect our cash on hand, borrowings under our current Facility’s undrawn commitments, and cash generated from operations, including income earned from investments and any income distributions made by Katonah Debt Advisors, our wholly-owned portfolio company, will be adequate to meet our cash needs at our current level of operations. Our primary use of funds will be investments in secured lien loans, mezzanine debt and CLO Fund equity. In order to fund new originations, we intend to use cash on hand, advances under our credit Facility and equity financings. Our credit Facility contains collateral requirements, including, but not limited to, minimum diversity, rating and yield, and limitations on loan size. These limitations may limit our ability to fund certain new originations with advances under the Facility, in which case we will seek to fund originations using new debt or equity financings.

COMMITMENTS

We are a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on our balance sheet. Prior to extending such credit, we attempt to limit our credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of June 30, 2008 and December 31, 2007, we had committed to make a total of approximately $3 million and $4 million, respectively, of investments in various revolving senior secured loans, of which approximately $600,000 was funded as of June 30, 2008 and $865,000 was funded as of December 31, 2007. As of June 30, 2008 and December 31, 2007, we had committed to make a total of approximately $875,000 and $8 million, respectively, of investments in a delayed draw senior secured loans of which $0 was funded as of June 30, 2008 and approximately $5 million was funded as of December 31, 2007.

Katonah Debt Advisors is currently a party to an agreement with Bear Stearns entered into in connection with a warehouse credit line established to fund the initial accumulation of assets for three CLO funds, pursuant to which agreement Katonah Debt Advisors has undertaken certain “first loss” commitments, as described in more detail below. In return for Katonah Debt Advisors’ first loss commitment, Katonah Debt Advisors is entitled to receive net interest income from the underlying assets in the loan warehouse. In the future, Kohlberg Capital or Katonah Debt Advisors may enter into similar agreements in connection with funding the initial accumulation of senior secured corporate loans and certain other debt securities for future CLO Funds that Katonah Debt Advisors will manage. Such “first loss” commitments relate to (i) losses (if any) as a result of individual loan investments being ineligible for purchase by a new CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or, (ii) if a new CLO Fund has not been completed before the expiration of the related warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of loans and debt securities funded by such warehouse credit line. In return for our first loss commitment, we receive net interest income from the underlying assets in the loan warehouse.

Katonah Debt Advisors has engaged Bear Stearns to structure and raise three CLO funds, to be named Katonah 2007-I CLO Ltd. (“Katonah 2007”), Katonah 2008-I CLO Ltd. (“Katonah 2008-I”) and Katonah 2008-II CLO Ltd. (“Katonah 2008-II” and, together with Katonah 2007 and Katonah 2008-I, the “CLO Funds”), and to be managed by Katonah Debt Advisors (directly or indirectly through a services contract with an affiliate of Katonah Debt Advisors). The agreement with Bear Stearns survives the merger of Bear Stearns with JPMorgan Chase in June 2008 and continues to be in effect in accordance with its original terms. As part of this engagement, Katonah Debt Advisors entered into certain credit lines with Bear Stearns to accumulate and fund into a loan warehouse the initial assets for the CLO Funds. As mentioned above, Katonah Debt Advisors has undertaken a first loss commitment, requiring Katonah Debt Advisors to reimburse Bear Stearns for (i) certain losses (if any) incurred on the assets warehoused for the CLO Funds prior to their completion, or (ii) if one or all of the CLO Funds fail to close, a portion of the losses (if any) on the resale of the warehoused assets. On January 23, 2008, Katonah Debt Advisors and Bear Stearns closed Katonah 2007. Kohlberg Capital received a structuring fee upon closing and Katonah Debt Advisors expects to earn an ongoing asset management fee based on the par amount of the underlying investments in Katonah 2007. Approximately $212 million of assets were transferred from the loan warehouse into Katonah 2007 and such assets are no longer subject to a first loss obligation. While the securities issued by the CLO funds managed by Katonah Debt Advisors are primarily held by third parties, Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of Katonah 2007. In connection with the closing of Katonah 2007, Katonah Debt Advisors’ maximum first loss obligation amount under its commitment letter with Bear Stearns was reduced from $22.5 million to $18 million.

As of June 30, 2008, Katonah 2008-I and Katonah 2008-II had acquired an aggregate of approximately $152 million and $123 million in assets, respectively, determined on the basis of the par value of such assets. If the portfolio of remaining warehoused assets for Katonah 2008-I and Katonah 2008-II had been liquidated in accordance with the terms of the engagement with Bear Stearns on June 30, 2008, the loss on such portfolio would have exceeded our maximum first loss obligation. Katonah Debt Advisors is currently in discussions with Bear Stearns regarding the timing and structure of the remaining CLO Funds, and its ability to access the warehouse credit line contemplated by the Bear Stearns commitment letter.

As of June 30, 2008, the Company funded approximately $1.2 million of our $2.5 million total commitment to PKSI which is an investment in the Class A shares of PKSI.

RECENT DEVELOPMENTS

None.

CRITICAL ACCOUNTING POLICIES

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States. The financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the financial statements are based on the selection and application of critical accounting policies which may require management to make significant estimates and assumptions. Actual results could differ from those estimates. Critical accounting policies are those that are important to the presentation of our financial condition and results of operations that require management’s most difficult, complex or subjective judgments.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio based on the nature of the security, the market for the security and other considerations including the financial performance and enterprise value of the portfolio company. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

We are, for GAAP purposes, an investment company under the AICPA Audit and Accounting Guide for Investment Companies. As a result, we reflect our investments on our balance sheet at their estimated fair value with unrealized gains and losses resulting from changes in fair value reflected as a component of unrealized gains or losses on our statements of operations. Fair value is the amount that would be received to sell the investments in an orderly transaction between market participants at the measurement date (i.e., the exit price). Additionally, we do not consolidate majority or wholly-owned and controlled investments.

Effective January 1, 2007 we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which among other things, requires enhanced disclosures about financial instruments carried at fair value. See Note 4 to the financial statements for the additional information about the level of market observability associated with investments carried at fair value.

We have valued our investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments little market activity may exist; management’s determination of fair value is then based on the best information available in the circumstances, and may incorporate management’s own assumptions and involves a significant degree of management’s judgment.

Our investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of we securities own, or (ii) the net asset value of the CLO Fund for CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there are negligible net cash distributions to the class of securities we own, or (iii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds or preferred shares to those in which the Company has invested. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Investment. We determine the fair value of our investments in CLO Fund securities on an individual security-by-security basis.

Our investment in Katonah Debt Advisors is carried at fair value and is based on multiple approaches to value which involve value drivers such as assets under management (“AUM”), cash flow, and earnings before income taxes, depreciation and amortization (“EBITDA”). These value drivers are analyzed in the context of both quantifiable historical experience and projected performance. AUM or earnings multiples from peer comparables are then applied to the value drivers to determine fair value. Our investments in Katonah Debt Advisors and CLO Fund securities are reviewed quarterly by Duff & Phelps, LLC, an independent valuation firm, who performs certain limited procedures that the Company’s Board of Directors identified and requested, and whose conclusion is that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

Fair values of other investments for which market prices are not observable are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class and or industry when such amounts are available. Generally these valuations are derived by multiplying a key performance metric of the investee company or asset (e.g., EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. Such investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value. If the fair value of such investments cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value is a discounted cash flow method and/or cap rate analysis. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on the investment, including assumed growth rates (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values or to compute projected return on investment.

The determination of fair value using these methodologies takes into consideration a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. These valuation methodologies involve a significant degree of management judgment.

After our adoption of SFAS 157, investments measured and reported at fair value are classified and disclosed in one of the following categories:

•
Level I – Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by SFAS 157, the Company does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

•
Level II – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

•
Level III – Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

Interest Income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We generally place a loan on non-accrual status and cease recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if we otherwise do not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of June 30, 2008, two issuers representing 1% of our total investments were on non-accrual status. As of December 31, 2007, no loans or debt securities were greater than 90 days past due or on non-accrual status.

Dividend Income from CLO Fund Securities

We generate dividend income from our investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. Our CLO Fund securities are subordinate to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. We make estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjust such accruals on a quarterly basis to reflect actual distributions.

Dividends from Affiliate Asset Manager

The Company records dividend income from its affiliate asset manager on the declaration date.

Payment in Kind Interest

We may have loans in our portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

Fee Income

Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management Compensation

We may, from time to time, issue stock options or restricted stock under the Kohlberg Capital Corporation 2006 Equity Incentive Plan as amended (our “Equity Incentive Plan”) to officers and employees for services rendered to us. We follow Statement of Financial Accounting Standards No. 123R (revised 2004), Accounting for Stock-Based Compensation , a method by which the fair value of options or restricted stock is determined and expensed. We use a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants.

We are internally managed and therefore do not incur management fees payable to third parties.

Dividends

Dividends and distributions to common stockholders are recorded on the declaration date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and fiscal year.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of our common stock.

Item 3.	Quantitative and Qualitative Disclosures about Market Risk

Our business activities contain elements of market risks. We consider our principal market risks to be fluctuations in interest rates and the valuations of our investment portfolio. Managing these risks is essential to our business. Accordingly, we have systems and procedures designed to identify and analyze our risks, to establish appropriate policies and thresholds and to continually monitor these risks and thresholds by means of administrative and information technology systems and other policies and processes.

Interest Rate Risk

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. As of June 30, 2008, approximately 89% of our loans at fair value in our portfolio were at floating rates with a spread to an interest rate index such as LIBOR or the prime rate. We generally expect that future portfolio investments will predominately be floating rate investments. As of June 30, 2008, we had $230 million of borrowings outstanding at a floating rate tied to prevailing commercial paper rates plus a margin of 0.85%.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that our balance sheet at June 30, 2008 were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical increase or decrease of a 1% change in interest rates would correspondingly affect net interest income proportionately by approximately 1% over a one-year period. Correspondingly, a hypothetical increase or decrease of a 1% change in interest rates would correspondingly affect net interest expense proportionately by approximately 1% over a one-year period. Because most of our investments at June 30, 2008 were floating rate with a spread to an index similar to our financing facility, we would not expect a significant impact on our net interest spread.

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect a net change in assets resulting from operations or net income. Accordingly, no assurances can be given that actual results would not materially differ from the potential outcome simulated by this estimate.

We did not hold any derivative financial instruments for hedging purposes as of June 30, 2008. In connection with the Facility established on February 14, 2007 and as amended on October 1, 2007, our special purpose subsidiary may be required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions.

Portfolio Valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Investments for which market quotations are readily available are valued at such market quotations. The Board of Directors has retained an independent valuation firm to provide third-party valuation consulting services, which consist of certain limited procedures that we identify and request the independent valuation firm to perform. During the preceding twelve months ended June 30, 2008, approximately 55% of our investments were investments that were marked to market or for which we utilized the valuation services provided by the independent valuation firm in connection with the determination of fair value by our Board of Directors. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and a consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments or from the values that would have been placed on our assets by other market participants, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors.

Our Board of Directors is ultimately and solely responsible for determining the fair value of portfolio investments on a quarterly basis in good faith. Duff & Phelps, LLC, an independent valuation firm, provided, third party valuation consulting services to our Board of Directors, which consisted of certain limited procedures that our Board of Directors identified and requested them to perform. For the preceding twelve months ended June 30, 2008, our Board of Directors asked Duff & Phelps, LLC to perform the limited procedures on 43 investments comprising approximately 52% of the total investments at fair value for which market or third party quotations are not readily available. Upon completion of the limited procedures, Duff & Phelps, LLC concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable. In the future, our Board of Directors may continue to utilize the services of Duff & Phelps, LLC or may use another third party valuation provider.

Item 4T.	Controls and Procedures

Evaluation of Disclosure Controls and Procedures. The Company’s management, under the supervision and with the participation of various members of management, including our Chief Executive Officer (“CEO”) and our Chief Financial Officer (“CFO”), has evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) or Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this report. Based upon that evaluation, our CEO and CFO have concluded that our current disclosure controls and procedures are effective as of the end of the period covered by this report.

Changes in Internal Control Over Financial Reporting . The Company’s management, under the supervision and with the participation of various members of management, including our CEO and our CFO, has evaluated any change in the Company’s internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act). Management has concluded that there have been no changes in the Company’s internal control over financial reporting identified in connection with this evaluation that occurred during the quarter ended June 30, 2008 that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

PART II. Other Information

Item 1.	Legal Proceedings

Neither we, nor any of our subsidiaries, are currently a party to any material legal proceedings, other than routine litigation and administrative proceedings arising in the ordinary course of business. Such proceedings are not expected to have a material adverse effect on the business, financial conditions, or results of our operations.

Item 1A.	Risk Factors

There were no material changes from the risk factors previously disclosed in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and as updated in our Form N-2 filed on July 9, 2008.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.	Defaults Upon Senior Securities

None.

Item 4.	Submission of Matters to a Vote of Security Holders

On June 13, 2008, we held our annual meeting of shareholders. The following five matters were submitted to a vote of the shareholders:

1.	To elect three directors, each for a term of three years;

2.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accountant;

3.
To approve a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of common stock;

4.	To approve the Amended and Restated 2006 Equity Incentive Plan allowing for the issuance of options to acquire shares, restricted stock awards and other share-based awards thereunder;

5.	To approve the 2008 Non-Employee Director Plan allowing for issuance to the Company’s non-employee directors of options to acquire shares thereunder.

The results of the shares voted with regard to each of these matters are as follows:

1.	Election of Directors

Director	For	Withheld
Albert G. Pastino	14,459,021	352,035
C. Michael Jacobi	14,434,579	376,477
Samuel P. Frieder	11,693,968	3,117,088

2.	Ratification of appointment of Deloitte & Touche LLP

For	Against	Abstain	Broker Non-Votes
14,740,448	43,501	27,106	—

3.
Authorize the Company, with approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire its common stock at a price below the then current net asset value per share of common stock

For	Against	Abstain	Broker Non-Votes
9,776,147	1,495,045	97,482	3,442,382

4.	Approve the Amended and Restated 2006 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
9,965,703	1,330,364	72,608	3,442,381

5.	Approve the 2008 Non-Employee Director Plan

For	Against	Abstain	Broker Non-Votes
9,959,207	1,343,408	66,060	3,442,381

Item 5.	Other Information

None.

Item 6.	Exhibits

Exhibit Number	Description of Document
4.1	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, as filed on June 19, 2008 (File No. 814-00735).

10.1	2008 Non-Employee Director Plan (incorporated herein by reference to Exhibit 99.I.4 of Kohlberg Capital Corporation’s Form N-2, as amended (File No. 333-151268)).

10.2	Amended and Restated 2006 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, as filed on June 19, 2008 (File No. 814-00735).

31.1*	Certification of Chief Executive Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*	Certification of Chief Financial Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1*	Certification of Chief Executive Officer Pursuant to 18 U. S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2*	Certification of Chief Financial Officer Pursuant to 18 U. S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*	Submitted herewith.

Table of Contents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K OHLBERG C APITAL C ORPORATION

Date: August 11, 2008	By	/s/ Dayl W. Pearson
Dayl W. Pearson
President and Chief Executive Officer
(principal executive officer)

Date: August 11, 2008	By	/s/ Michael I. Wirth
Michael I. Wirth
Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer
(principal financial and accounting officer)

* * * * *

Table of Contents

Exhibit Index

Exhibit Number	Description of Document
4.1	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, as filed on June 19, 2008 (File No. 814-00735).

10.1	2008 Non-Employee Director Plan (incorporated herein by reference to Exhibit 99.I.4 of Kohlberg Capital Corporation’s Form N-2, as amended (File No. 333-151268)).

10.2	Amended and Restated 2006 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, as filed on June 19, 2008 (File No. 814-00735).

31.1*	Certification of Chief Executive Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*	Certification of Chief Financial Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1*	Certification of Chief Executive Officer Pursuant to 18 U. S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2*	Certification of Chief Financial Officer Pursuant to 18 U. S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*	Submitted herewith.

Exhibit 31.1

CERTIFICATION PURSUANT TO
RULE 13a-14(a) and 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED

I, Dayl W. Pearson, certify that:

1. I have reviewed this quarterly report on Form 10-Q for the quarter ended June 30, 2008 of Kohlberg Capital Corporation (the “registrant”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s Board of Directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 11, 2008	By:	/ S / D AYL W. P EARSON
Dayl W. Pearson
President and Chief Executive Officer
(Principal Executive Officer)

Exhibit 31.2

CERTIFICATION PURSUANT TO
RULE 13a-14(a) and 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED

I, Michael I. Wirth, certify that:

1. I have reviewed this quarterly report on Form 10-Q for the quarter ended June 30, 2008 of Kohlberg Capital Corporation (the “registrant”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s Board of Directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 11, 2008	By:	/ S / M ICHAEL I. W IRTH
Michael I. Wirth
Chief Financial Officer and Chief Compliance Officer
(Principal Financial Officer)

Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Kohlberg Capital Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2008 (the “Report”), I, Dayl W. Pearson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2008	By:	/ S / D AYL W. P EARSON
Dayl W. Pearson
President and Chief Executive Officer
(Principal Executive Officer)

Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Kohlberg Capital Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2008 (the “Report”), I, Michael I. Wirth, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2008	By:	/ S / M ICHAEL I. W IRTH
Michael I. Wirth
Chief Financial Officer and Chief Compliance Officer
(Principal Financial Officer)